                                                              File Nos. 33-19293
                                                                        811-5474
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                      ACT OF 1933                   [ X ]

                   Pre-Effective Amendment No. ____                 [   ]


                       Post-Effective Amendment No. 14              [ X ]
                                   and/or


                 REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                    [ X ]


                                Amendment No. 15
                        (Check appropriate box or boxes)


                       PRESIDENTIAL VARIABLE  ACCOUNT ONE
                           (Exact Name of Registrant)

                      PRESIDENTIAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               69 Lydecker Street
                             Nyack, New York  10960
             (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (914) 358-2300


                            Donald Barnes, President
                      Presidential Life Insurance Company
                               69 Lydecker Street
                             Nyack, New York 10960
                    (Name and Address of Agent for Service)



                      Title of Securities Being Registered
                      ------------------------------------
                                Flexible Payment
                           Deferred Annuity Contracts


It is proposed that this filing will become effective:

                 immediately upon filing pursuant to paragraph (b) of Rule 485
         -----


           X     on May 1, 2001 pursuant to paragraph (b) on Rule 485
         -----


                 60 days after filing pursuant to paragraph (a) of Rule 485
         -----
                 on               pursuant to paragraph (a) of Rule 485
         -----

                       PRESIDENTIAL VARIABLE ACCOUNT ONE

                             Cross Reference Sheet

                              Part A - Prospectus

Item Number in Form N-4                            Caption
-----------------------                            -------
1. Cover Page ...............................      Cover Page

2. Definitions ..............................      Definitions

3. Synopsis .................................      Highlights; Fee Tables;
                                                   Examples; Explanation of
                                                   Fee Tables and Examples

4. Condensed Financial Information ..........      Condensed Financial
                                                   Information - Accumulation
                                                   Unit Values

5. General Description of Registrant,
   Depositor and Portfolio Companies........       Description of the Company
                                                   and the Separate Account;
                                                   Anchor Series Trust

6. Deductions ...............................      Contract Charges

7. General Description of Variable Annuity
   Contracts ................................      Description of the
                                                   Contracts

8. Annuity Period ...........................      Income Phase

9. Death Benefit ............................      Description of the
                                                   Contracts; Income Phase

10. Purchases and Contract Value ............      Purchases and Contract
                                                   Value

11. Redemptions .............................      Purchases and Contract
                                                   Value

12. Taxes ...................................      Taxes

13. Legal Proceedings .......................      Legal Proceedings

14. Table of Contents of Statement
    of Additional Information................      Table of Contents of the
                                                   Statement of Additional
                                                   Information

                  Part B - Statement of Additional Information

         Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement. The cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                            Caption
-----------------------                            -------
15. Cover Page ..............................      Cover Page

16. Table of Contents........................      Table of Contents

17. General Information and History..........      Company

18. Services ................................      Not Applicable

19. Purchase of Securities Being Offered ....      Purchase Payments(P)

20. Underwriters ............................      Distributors

21. Calculation of Performance Data .........      Yield Calculations for
                                                   Money Market Division

22. Annuity Payments ........................      Annuity Payments

23. Financial Statements ....................      Financial Statements


                                     Part C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                   PROSPECTUS

                                  MAY 1, 2001


                  FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                      PRESIDENTIAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                       PRESIDENTIAL VARIABLE ACCOUNT ONE


     The annuity has 10 investment choices -- 1 fixed account option and 9 variable investment portfolios listed below. The one year fixed account option is funded through Presidential Life's General Account. Each of the 9 variable investment portfolios invest solely in the shares of one of the following currently available divisions of the Anchor Series Trust:



    - Capital Appreciation Portfolio             - Multi-Asset Portfolio
    - Growth Portfolio                           - High Yield Portfolio
    - Natural Resources Portfolio                - Government and Quality Bond Portfolio
    - Growth-Income Portfolio                    - Money Market Portfolio
    - Strategic Multi-Asset Portfolio


     Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the ICAP contract.


     To learn more about the annuity offered by this prospectus, obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2001. The SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears on page 25 of this prospectus. For a free copy of the SAI, call us at (800) 537-3642 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.


     In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Presidential Life.

     ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. ANNUITIES ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS CRIMINAL.

                               TABLE OF CONTENTS


                                                              PAGE
ITEM                                                          ----
DEFINITIONS.................................................     3
SUMMARY.....................................................     4
FEE TABLES..................................................     7
EXAMPLES....................................................     8
CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT
  VALUES....................................................     9
PERFORMANCE DATA............................................     9
DESCRIPTION OF PRESIDENTIAL LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.......................................    10
     Presidential Life Insurance Company....................    10
     Separate Account.......................................    10
     General Account........................................    11
VARIABLE PORTFOLIO OPTIONS..................................    11
     Equity Portfolios......................................    11
     Managed Portfolios.....................................    11
     Fixed Income Portfolios................................    11
     Voting Rights..........................................    11
     Substitution of Securities.............................    12
FIXED ACCOUNT OPTION........................................    12
     Allocations............................................    12
CONTRACT CHARGES............................................    12
     Insurance Charges......................................    12
     Withdrawal Charges.....................................    12
     Investment Charges.....................................    13
     Contract Maintenance Fee...............................    13
     Transfer Fee...........................................    13
     Annuity Charge.........................................    13
     Income Taxes...........................................    13
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    13
     Free Withdrawal Amount.................................    14
DESCRIPTION OF THE CONTRACTS................................    14
     Summary................................................    14
     Ownership..............................................    14
     Annuitant..............................................    14
     Modification of the Contract...........................    14
     Assignment.............................................    15
     Death Benefit..........................................    15
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    16
     Purchase Payments......................................    16
     Allocation of Purchase Payments........................    16
     Accumulation Units.....................................    16
     Free Look..............................................    17
     Transfers During the Accumulation Phase................    17
     Distribution of Contracts..............................    18
     Withdrawals............................................    18
     Minimum Contract Value.................................    19
INCOME PHASE................................................    19
     Annuity Date...........................................    19
     Income Options.........................................    19
     Transfers During the Income Phase......................    21
     Deferment of Payments..................................    21
ADMINISTRATION..............................................    21

                                                              PAGE
ITEM                                                          ----
TAXES.......................................................    21
     Annuity Contracts in General...........................    22
     Tax Treatment of Distributions -- Non-Qualified
      Contracts.............................................    22
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    22
     Minimum Distributions..................................    23
     Tax Treatment of Death Benefits........................    23
     Diversification........................................    23
CUSTODIAN...................................................    24
LEGAL PROCEEDINGS...........................................    24
REGISTRATION STATEMENTS.....................................    24
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT...........    25
FINANCIAL STATEMENTS........................................    25


--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

TRUST -- Anchor Series Trust, an open-end management investment company.

VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Trust.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------

     This summary sets forth some of the more important points that you should know and consider before purchasing the ICAP Variable Annuity. The remainder of the prospectus discusses the topics in more detail. We urge you to read it carefully and retain it, and the prospectus for the Trust attached hereto, for future reference.

WHAT IS AN ANNUITY CONTRACT?

     An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

     The ICAP Variable Annuity is a contract between you and Presidential Life Insurance Company (Presidential Life, the Company, Us, We). It is designed to help you invest on a tax deferred basis and meet long-term financial goals, such as retirement funding.

     Like most annuities, this contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the Variable Portfolios you allocate money to and/or the interest rate earned on the fixed account option. During the Income Phase, you will receive income payments from your annuity. Depending on the option you choose, your payments may be fixed in dollar amount, may vary with investment performance of the Variable Portfolios or be a combination of both. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     A fixed annuity earns interest at a fixed rate guaranteed by the insurance company. A variable annuity typically provides a fixed account option but also provides Variable Portfolios. The Variable Portfolios are similar to a mutual fund, but are only available through the purchase of an annuity. Most significantly, you as the contract owner bear the entire investment risk with respect to any Purchase Payments allocated to the Variable Portfolios of an annuity. This means that the value of your contract will go up and down, depending on the performance of the Variable Portfolios.


     The ICAP Variable Annuity is a variable annuity with one fixed account option and nine Variable Portfolios.


WHAT ARE THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT?

     You may allocate money to the following Variable Portfolios of the Trust:


        - Capital Appreciation Portfolio               - Multi-Asset Portfolio
        - Growth Portfolio                             - High Yield Portfolio
        - Natural Resources Portfolio                  - Government and Quality Bond
        - Growth-Income Portfolio                        Portfolio
        - Strategic Multi-Asset Portfolio              - Money Market Portfolio

     You may also allocate money to the fixed account option for a period of one year. We call this time period the guarantee period. Presidential Life guarantees the interest rate credited to money in the fixed account option.

     During the Accumulation Phase, you may transfer among the Variable Portfolios and/or the fixed account option. Fifteen free transfers are permitted per contract year. After that, we assess a transfer fee.

HOW MAY I ACCESS MY MONEY?

     During the Accumulation Phase, you may withdraw money from your contract at any time. After your first contract year, the first withdrawal you take each contract year will be free of a withdrawal charge if it does not exceed the greater of 10% of your total Purchase Payments still subject to a withdrawal charge, less prior withdrawals or Purchase Payments out of penalty minus prior withdrawals. You will not get the benefit of a free withdrawal amount upon a full surrender of your contract.

     Withdrawals in excess of these limits may be assessed a withdrawal charge. Generally, withdrawals may be made from your contract in the amount of $500 or more. You may request withdrawals in writing or by establishing systematic withdrawals.


     There are no withdrawal charges on that portion of your money invested for six years or more. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, we do not assess withdrawal charges upon payment of a death benefit.


CAN I EXAMINE THE CONTRACT?

     You may cancel your contract within ten days of your receipt of the contract by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will refund an amount equal to the contract value. Its value may be more or less than the money you initially invested.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

     Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. The insurance charges include: mortality and expense risk, 1.25%, and distribution expense,
 .15%.


     As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the Variable Portfolios, which are estimated to range from 0.65% to 1.30%.


     If you take money out in excess of the free withdrawal amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the Purchase Payments you withdraw. A withdrawal charge may be assessed against the Contract Value when a withdrawal is made within six years of making the Purchase payment (6% of the amount withdrawn). (See Contract Charges). During the Accumulation Period, you may transfer all or part of your interest in a Division to another Division, free of any charge. In the event you transfer all or part of your interest in a Division to another Division within 30 days of a prior transfer or within 30 days of the Issue Date, a transfer fee of $25 will be imposed.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT?

     If you die during the Accumulation Phase of your contract, your Beneficiary will receive a death benefit.

     The death benefit is the greater of:

     1. the value of your contract at the end of the valuation period during which we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions).

WHAT ARE THE AVAILABLE INCOME OPTIONS UNDER THE CONTRACT?

     You can select from one of three income options:

       (1) payments for your lifetime, but for not less than 10 or 20 years;

       (2) payments for your lifetime and your survivor's lifetime;

       (3) payments for a specified period of 5 to 30 years.

     You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

     If your contract is part of a Non-qualified retirement plan (one that is established with after-tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a Qualified retirement plan using before-tax dollars, the entire payment is taxable as income.

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF AMOUNT WITHDRAWN,
NOT TO EXCEED 9% OF PURCHASE PAYMENTS)...6% for six Contract Years
ANNUAL CONTRACT MAINTENANCE FEE.............................  $30
TRANSFER FEE................................................  $25
(no transfer fee applies provided 30 days has elapsed since
  any prior transfer or since the issue date.)

--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE.......................................  0.90%
EXPENSE RISK CHARGE.........................................  0.35%
DISTRIBUTION EXPENSE CHARGE.................................  0.15%
                                                              ----
       TOTAL EXPENSE CHARGE.................................  1.40%
                                                              ====

---------------

                             ANNUAL TRUST EXPENSES
             (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S

                     FISCAL YEAR ENDED DECEMBER 31, 2000):



                                                                                         TOTAL ANNUAL
                                                     MANAGEMENT FEE    OTHER EXPENSES      EXPENSES
                                                     --------------    --------------    ------------
Capital Appreciation(1)............................      0.70%             0.05%            0.75%
Growth.............................................      0.66%             0.05%            0.71%
Natural Resources..................................      0.75%             0.17%            0.92%
Growth-Income......................................      0.70%             0.22%            0.92%
Strategic Multi-Asset..............................      1.00%             0.18%            1.18%
Multi-Asset........................................      1.00%             0.08%            1.08%
High Yield.........................................      0.70%             0.60%            1.30%
Government & Quality Bond..........................      0.59%             0.08%            0.67%
Money Market.......................................      0.50%             0.15%            0.65%


---------------


(1)The expenses noted here are restated to reflect a management fee increase for the portfolio which became effective on August 1, 2000 following approval by the Board of Trustees of the Trust and shareholders. Actual management fees and total annual expenses incurred at fiscal year end 2000 were 0.65% and 0.70%, respectively.

                 THE ABOVE EXPENSES WERE PROVIDED BY THE TRUST.
         THE COMPANY HAS NOT VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming 5% annual return on assets, and:

        (a) surrender of the contract at the end of the applicable time period or switch to the Income Phase using Income Option 3; and


        (b) if the contract is not surrendered or is switched to the Income Phase using Income Options 1 or 2.*



                                                                    TIME PERIODS
                                                      ----------------------------------------
                VARIABLE PORTFOLIO                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                ------------------                    ------    -------    -------    --------
CAPITAL
APPRECIATION......................................    A $83      $130       $179        $256
                                                      B $23      $ 70       $119        $256
GROWTH............................................    A $82      $128       $177        $252
                                                      B $22      $ 68       $117        $252
NATURAL
RESOURCES.........................................    A $84      $135       $188        $273
                                                      B $24      $ 75       $128        $273
GROWTH-
INCOME............................................    A $84      $135       $188        $273
                                                      B $24      $ 75       $128        $273
STRATEGIC
MULTI-ASSET.......................................    A $87      $142       $201        $299
                                                      B $27      $ 82       $141        $299
MULTI-ASSET.......................................    A $86      $139       $196        $289
                                                      B $26      $ 79       $136        $289
HIGH YIELD........................................    A $88      $146       $207        $310
                                                      B $28      $ 86       $147        $310
GOVERNMENT AND
QUALITY BOND......................................    A $82      $127       $175        $248
                                                      B $22      $ 67       $115        $248
MONEY MARKET......................................    A $82      $127       $174        $246
                                                      B $22      $ 67       $114        $246


---------------


* We do not currently charge a withdrawal charge when you elect to begin the Income Phase under Option 1 or 2.

---------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the fee tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The table reflects expenses of the separate account as well as the Trust. The examples do not illustrate the tax consequences of surrendering the contract.

2. The examples assume that no transfer fees were imposed. The contracts are only sold in the state of New York, which does not assess premium taxes. Accordingly, premium taxes are not reflected.

3. For purposes of the amounts reported in the examples, the contract maintenance fee is calculated by dividing the total amount of contract maintenance fees anticipated to be collected during the year by the total net assets of the separate account's divisions and the related fixed accounts assets.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                FISCAL       FISCAL     FISCAL     FISCAL      FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                                 YEAR         YEAR       YEAR       YEAR        YEAR       YEAR       YEAR       YEAR       YEAR
                                 ENDED       ENDED      ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
 SEPARATE ACCOUNT DIVISION     12/31/91     12/31/92   12/31/93   12/31/94    12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
 -------------------------    -----------   --------   --------   ---------   --------   --------   --------   --------   --------
Foreign Securities
 Beginning AUV..............    $11.45       $11.26     $ 9.64       $12.39    $11.83     $13.13     $14.43     $14.08     $15.37
 End AUV....................    $11.26       $ 9.64     $12.39       $11.83    $13.13     $14.43     $14.08     $15.37          0
 Ending Number of AUs.......    31,241       31,574     38,816       47,472    39,747     35,830     18,506     13,592          0
Capital Appreciation
 Beginning AUV..............    $ 9.97       $15.36     $19.09       $22.79    $21.62     $28.68     $35.39     $43.78     $52.75
 End AUV....................    $15.36       $19.09     $22.79       $21.62    $28.68     $35.39     $43.78     $52.75     $87.36
 Ending Number of AUs.......    15,521       14,406     34,323       35,218    32,160     25,696     14,845      8,853      9,745
Growth
 Beginning AUV..............    $18.99       $26.36     $27.40       $29.12    $27.36     $34.08     $42.03     $54.05     $68.72
 End AUV....................    $26.36       $27.40     $29.12       $27.36    $34.08     $42.03     $54.05     $68.72     $86.02
 Ending Number of AUs.......    30,932       30,390     41,656       41,036    35,168     30,113     21,523     16,540     13,472
Natural Resources
 Beginning AUV..............    $10.77       $11.13     $11.25       $15.11    $15.05     $17.43     $19.61     $17.68     $14.41
 End AUV....................    $11.13       $11.25     $15.11       $15.05    $17.43     $19.61     $17.68     $14.41     $20.11
 Ending Number of AUs.......     9,475        8,347      8,797       10,889     8,124      5,081      3,455      2,036      1,188
Growth-Income
 Beginning AUV..............    $10.50       $13.12     $15.55       $18.70    $16.67     $19.16     $22.69     $28.81     $36.98
 End AUV....................    $13.12       $15.55     $18.70       $16.67    $19.16     $22.69     $28.81     $36.98     $42.26
 Ending Number of AUs.......    20,775       21,549     20,694       18,889     6,868      5,788      6,864      5,425      5,938
Strategic Multi-Asset*
 Beginning AUV..............    $11.06       $13.55     $13.88       $15.78    $15.16     $18.35     $20.78     $23.43     $26.63
 End AUV....................    $13.55       $13.88     $15.78       $15.16    $18.35     $20.78     $23.43     $26.63     $33.63
 Ending Number of AUs.......    40,079       38,790     41,817       37,667    31,915     28,148     22,997     20,072     15,318
Multi-Asset
 Beginning AUV..............    $11.93       $14.98     $15.97       $16.90    $16.39     $20.19     $22.67     $27.09     $33.24
 End AUV....................    $14.98       $15.97     $16.90       $16.39    $20.19     $22.67     $27.09     $33.24     $36.87
 Ending Number of AUs.......    53,932       43,310     81,114       69,541    48,948     33,152     24,182     14,863     11,399
High Yield
 Beginning AUV..............    $11.01       $14.44     $16.24       $19.07    $17.96     $21.03     $23.17     $25.42     $23.95
 End AUV....................    $14.44       $16.24     $19.07       $17.96    $21.03     $23.17     $25.42     $23.95     $24.97
 Ending Number of AUs.......    11,357       10,343     11,281       11,361     8,181      7,304      6,161      5,351      4,711

Fixed Income
 Beginning AUV..............    $17.84       $20.31     $21.34       $22.71    $21.67     $25.46     $25.73     $27.76     $29.57
 End AUV....................    $20.31       $21.34     $22.71       $21.67    $25.46     $25.73     $27.76     $29.57          0
 Ending Number of AUs.......     9,452        7,850      6,653        6,700     6,759      2,908      2,953      2,966          0
Government & Quality Bond**
 Beginning AUV..............    $18.15       $21.00     $22.13       $23.63    $22.60     $26.60     $26.99     $29.16     $31.37
 End AUV....................    $21.00       $22.13     $23.63       $22.60    $26.60     $26.99     $29.16     $31.37     $30.44
 Ending Number of AUs.......   129,211      108,229     46,206       33,336    23,426     15,893     11,372     10,511     10,198
Money Market Division
 Beginning Unit Value.......    $14.61       $15.23     $15.53       $15.72    $16.10     $16.77     $17.36     $18.00     $18.66
 Ending Unit Value..........    $15.23       $15.53     $15.72       $16.10    $16.77     $17.36     $18.00     $18.66     $19.28
 Ending Number of AUs.......    42,418       21,712     12,556       21,881    20,336     15,403      9,843     24,992     19,581

                               FISCAL
                                YEAR
                               ENDED
 SEPARATE ACCOUNT DIVISION    12/31/00
 -------------------------    --------
Foreign Securities
 Beginning AUV..............        0
 End AUV....................        0
 Ending Number of AUs.......        0
Capital Appreciation
 Beginning AUV..............   $87.36
 End AUV....................   $79.69
 Ending Number of AUs.......    9,570
Growth
 Beginning AUV..............   $86.02
 End AUV....................   $83.94
 Ending Number of AUs.......   13,517
Natural Resources
 Beginning AUV..............   $20.11
 End AUV....................   $23.69
 Ending Number of AUs.......    1,070
Growth-Income
 Beginning AUV..............   $42.26
 End AUV....................   $38.88
 Ending Number of AUs.......    6,237
Strategic Multi-Asset*
 Beginning AUV..............   $33.63
 End AUV....................   $31.29
 Ending Number of AUs.......   12,963
Multi-Asset
 Beginning AUV..............   $36.87
 End AUV....................   $36.13
 Ending Number of AUs.......    9,861
High Yield
 Beginning AUV..............   $24.97
 End AUV....................   $22.16
 Ending Number of AUs.......    4,865
Fixed Income
 Beginning AUV..............        0
 End AUV....................        0
 Ending Number of AUs.......        0
Government & Quality Bond**
 Beginning AUV..............   $30.44
 End AUV....................   $33.42
 Ending Number of AUs.......    6,577
Money Market Division
 Beginning Unit Value.......   $19.28
 Ending Unit Value..........   $20.14
 Ending Number of AUs.......   14,368


------------------------------

AUV -- Accumulation Unit Value.
 AU -- Accumulation Units.


* Effective August 6, 1999, shares of the Foreign Securities Portfolio were replaced with shares of the Strategic Multi-Asset Portfolio.



**Effective August 6, 1999, shares of the Fixed Income Portfolio were replaced with shares of the Government and Quality Bond Portfolio.


--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------

     We advertise the Money Market Portfolio's "yield" and "effective yield." Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a contract funded by an investment in the Money Market Portfolio over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

     In addition, the separate account may advertise "total return" data for its other Variable Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The separate account may also advertise an annualized 30-day (or one month) yield figure for Variable Portfolios other than the Money Market Portfolio. These yield figures are based upon the actual performance of the Variable Portfolio over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring contract charges (but will not reflect any withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     More detailed information on the computation of advertised performance data for the separate account is contained in the SAI.

--------------------------------------------------------------------------------

             DESCRIPTION OF PRESIDENTIAL LIFE, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

PRESIDENTIAL LIFE INSURANCE COMPANY

     Presidential Life is a stock life insurance company organized under the laws of the state of New York in 1965. Its principal place of business is 69 Lydecker Street, Nyack, New York 10960. All of the outstanding stock of the Company is held by Presidential Life Corporation, a publicly owned holding company. The Company offers life insurance and annuities and is admitted to do business in 48 states and the District of Columbia.

SEPARATE ACCOUNT

     Presidential Life established Presidential Variable Account One (the "separate account") on August 26, 1987. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. Presidential Life owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Presidential Life. Income, gains and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains or losses of Presidential Life.

GENERAL ACCOUNT

     Money allocated to the fixed account option goes into Presidential Life's general account. The general account consists of all of Presidential Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Presidential Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

--------------------------------------------------------------------------------

                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------


     The contract currently offers nine Variable Portfolios. These Variable Portfolios invest in shares of the Trust. These Variable Portfolios operate similarly to a mutual fund but are only available through the purchase of this annuity contract. The Variable Portfolios are:



        EQUITY PORTFOLIOS                               FIXED INCOME PORTFOLIOS
        - CAPITAL APPRECIATION                          - HIGH YIELD
        - GROWTH                                        - GOVERNMENT AND QUALITY BOND
        - NATURAL RESOURCES                             - MONEY MARKET
        - GROWTH-INCOME
        MANAGED PORTFOLIOS
        - STRATEGIC MULTI-ASSET
        - MULTI-ASSET


     The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. Comprehensive information, including a discussion of potential risks, is found in the prospectus for the Trust, attached or enclosed. SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly owned subsidiary of SunAmerica Inc., a member of the American International Group, Inc. family of financial services companies, is the investment manager for the Trust. Wellington Management Company, LLP, which is not affiliated with Presidential Life, serves as sub-adviser for the Trust.

     There is no assurance that the investment objective of any of the Variable Portfolios will be met. The contract owners bear the complete investment risk for Purchase Payments allocated to a division. Contract values will fluctuate in accordance with the investment performance of the division(s) to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the contracts.

     Shares of the Trust are and will be issued and redeemed only in connection with investments in and payments under variable contracts sold by the company, Anchor National Life Insurance Company, First SunAmerica Life Insurance Company and Phoenix Mutual Life Insurance Company. The Company is not affiliated with such other entities. No disadvantage to contract owners is seen to arise from the fact that the Trust offers its shares in this fashion.

     Additional Variable Portfolios may be established by the Trust from time to time and may be made available to contract owners. However, there is no assurance that this will occur.

VOTING RIGHTS

     Presidential Life is the legal owner of the Trust's shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION OF SECURITIES


     If underlying Trust portfolios become unavailable for investment, we may be required to substitute shares of another underlying Trust portfolio. We will seek prior approval of the SEC and give you notice before substituting shares.


--------------------------------------------------------------------------------

                              FIXED ACCOUNT OPTION
--------------------------------------------------------------------------------

ALLOCATIONS

     The contract also offers a fixed account option for a one year period. We call this time period the guarantee period. The fixed account option pays interest at rate set and guaranteed by Presidential Life. The interest rate may differ from time to time and is set at our sole discretion. We will never credit less than a 4% annual effective rate to the fixed account option. The interest rate offered for new Purchase Payments may differ from interest rates offered for subsequent Purchase Payments and money already in the fixed account option. Rates are established at the beginning of a guarantee period and once established, the rates for specified payments do not change during the guarantee period.

     When a guarantee period ends, you may leave your money in the fixed account. You may also reallocate your money to the Variable Portfolios. If you want to reallocate your money you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate the money. If we do not hear from you, we will keep your money in the fixed account where it will earn the renewal interest rate applicable at that time.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

     The amount of this charge is 1.40% annually, of the value of your contract invested in the Variable Portfolios. We deduct the charge from the Variable Portfolio(s) in which you are invested on a pro-rata basis, daily.

     The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution we assume. If these charges do not cover all expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT, PAGE 14.) If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.

     We apply a withdrawal charge against amount withdrawn in excess of the free withdrawal amount. After a Purchase Payment has been in the contract for six complete years, no withdrawal charge applies. The withdrawal charge is 6% of the amount withdrawn if such withdrawal is made within six years of making the Purchase Payment. The withdrawal charge shall not exceed 9% of total Purchase Payments.

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.


     We do not assess a withdrawal charge for money withdrawn to pay a death benefit. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS, PAGE 22.


INVESTMENT CHARGES

     Charges are deducted from the Variable Portfolios for the advisory and other expenses of the underlying Variable Portfolios. THE FEE TABLES LOCATED AT PAGE 7 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectus for the Trust.

CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a $30 contract maintenance fee from your account, on a pro-rata basis, once per contract year. This charge compensates us for the cost of contract administration. We deduct the fee on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE


     During the Accumulation Period, the Contract currently provides for 15 free transfers between investment options each contract year. In the event you transfer all or part of your interest in a Division to another Division within 30 days of a prior transfer or within 30 days of the Issue Date, a transfer fee of $25 will be imposed. SEE TRANSFERS DURING THE ACCUMULATION PHASE, PAGE 17.


ANNUITY CHARGE

     If you elect to have your income payments made under income option 1, Life Annuity with 10 or 20 Years Guaranteed, or income option 2, Joint and Survivor Life Annuity, we do not assess an annuity charge. If you elect income option 3, Income for a Specified Period, and if your Purchase Payments were made in the contract year in which income payments begin or in any of the five preceding contract years, we may assess an annuity charge. This annuity charge equals the withdrawal charge that would apply if your contract was being surrendered. If income option 3 is elected by your Beneficiary under the death benefit, we will not assess an annuity charge. Under certain income options, we will assess the annuity charge against the portion of your contract in the fixed account.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     There is a Free Withdrawal Amount which applies to the first withdrawal during a Contract Year after the first Contract Year. The Free Withdrawal Amount is equal to the greater of 10% of the aggregate Purchase Payments less prior withdrawals or Purchase Payments in the contract for six years or longer minus prior withdrawals. Alternatively, certain Owners of Non-Qualified Contracts and Contracts issued in connection with IRAs may choose to withdraw via the Systematic Withdrawal Program amounts which in the aggregate add up to 10% of their initial Purchase Payments annually, without charge. The Systematic Withdrawal Program is available under such Contracts which were issued on and after April 1, 1989. To participate in the Systematic Withdrawal Program, Owners must complete an enrollment form (which describes the program) and send it to the Company, c/o its Administrative Service Center. Depending on fluctuations in the net asset value of the Separate Account's Divisions, systematic withdrawals may reduce or even exhaust Contract Value. (See "Purchase and Contract
Value -- Systematic Withdrawal Program").

     We will waive the withdrawal charge upon payment of a death benefit.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     You, as the contract owner, are entitled to the rights and privileges of the contract. If you die during the Accumulation Phase, your Beneficiary will become the owner of the contract, unless you elect otherwise. Joint owners have equal ownership interests in the contract unless we advise otherwise in writing. Only spouses may be joint owners.

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

     The death benefit is equal to the greater of:

     1. the value of your contract at the end of the valuation period during which we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions).

     We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, PAGE 19.)

     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.


     The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of your death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.


     If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS


     An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.



     The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, PAGE 21.



--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                 $100                   N/A
--------------------------------------------------------------------
    Non-Qualified              $1,000                  $500
--------------------------------------------------------------------



     Prior Company approval is required to accept Purchase Payments greater than $1,500,000. The Company reserves the right to refuse any Purchase Payment including one which would cause Total Purchase Payments to exceed $1,500,000 at the time of the Purchase Payment. In general, Presidential Life will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless you certify the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 80.


ALLOCATION OF PURCHASE PAYMENTS

     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE PORTFOLIO OPTIONS, PAGE 11 AND FIXED ACCOUNT OPTION, PAGE 12.

     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS


     When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money, if we receive it before 4:00 p.m., Eastern Standard Time ("EST"), or on the next business day's unit value, if we receive your money after 4:00 p.m., EST.


We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Multi-Asset Portfolio. The value of an Accumulation Unit for the Multi-Asset Portfolio is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the Multi-Asset Portfolio.

     Performance of the Variable Portfolios and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within ten days after receiving it. Presidential Life calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested. All contracts issued as an IRA require the full return of Purchase Payments upon a free look.

TRANSFERS DURING THE ACCUMULATION PHASE

     During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account option. You must transfer at least $500. If less than $500 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well. Transfers from the fixed account option may only be made once each contract year and must be requested during the 30-day period following the end of the applicable 1-year guarantee period.

     You may request transfers of your account value between the Variable Portfolios and/or the fixed account option in writing or by telephone. We currently allow 15 free transfers per contract per year. A charge of $25 for each additional transfer in any contract year applies after the first 15 transfers. We may also assess a $25 fee if you move all your money from a Variable Portfolio to another Variable Portfolio within 30 days of the contract issue date.

     We accept transfer requests by telephone unless you specify not to on your contract application. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.

     Telephone calls authorizing transfers received before 4:00 p.m. EST will be processed on the same day, calls after 4:00 p.m. EST will be processed on the next business day. The company reserves the right to terminate or modify the telephone transfers service at any time.

     Upon implementation of internet account transfers we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, Presidential Life would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow any procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to terminate or modify the internet transfer system or procedure at any time.

     We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Portfolios.

     Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to certain rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We will notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that such third party has been appointed by a court of competent jurisdiction to act on your behalf.

     We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

     For information regarding transfers during the Income Phase, SEE INCOME PHASE, TRANSFERS DURING THE INCOME PHASE, PAGE 21.

     We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DISTRIBUTION OF CONTRACTS

     Currently, the Contracts will only be made available in the State of New York.

     The Contracts are sold by licensed insurance agents, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934, as amended, and are members of the National Association of Securities Dealers, Inc.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

     SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services an indirect wholly owned subsidiary of SunAmerica Inc., is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. (SEE INCOME PHASE, PAGE 19.)

     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, a deduction for the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGES, PAGE 12.)

     Under most circumstances, the partial withdrawal minimum is $500. We require that the value left in any investment option be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.


     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES, TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS, ON PAGE 22.)

     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from the fixed account option. Such deferrals are limited to no longer than six months.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as discussed under Option 3 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

     Income payments must begin on or before the Annuitant's 85th birthday. If you named joint Annuitants on your contract, the income payments may not be later than the first day of the month following the 85th birthday of the younger Annuitant. If you do not choose an Annuity Date, your income payments will automatically begin on this date.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.


     In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, PAGE 21.)


INCOME OPTIONS


     Currently, this contract offers three income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made monthly and in accordance with Option 1 for a period of 10 years.


     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option provides income payments for the longer of (1) the life of the Annuitant or (2) 10 or 20 years, depending on the number of years you select. Under this option, we guarantee that income payments will be made for at least 10 or 20 years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption will be the discounted present value of any remaining guaranteed payments.

     Under this option, if your Purchase Payments were made in the contract year in which income payments begin or in any of the five preceding contract years, we may assess an annuity charge. (SEE CONTRACT CHARGES, ANNUITY CHARGE, PAGE
13). This annuity charge equals the withdrawal charge that would apply to those purchase payments if your contract was being surrendered. If this option is elected by your Beneficiary under the death benefit, we will not assess an annuity charge.

     The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 3 does not contain an element of mortality risk, no benefit is derived from this charge.

     Please read the SAI for a more detailed discussion of the income options.

     You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in the fixed account at that time, your income payments will be fixed in amount. Further, if you are invested in both the fixed and variable investment options when payments begin your payments will be fixed and variable. If income payments are fixed, Presidential Life guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed. You may send us a written request to convert variable income payments to fixed income payments. However, you may not convert fixed income payments to variable income payments.

     We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $2,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $20 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, you may transfer funds to the fixed account and/or among the Variable Portfolios. Transfers during the Income Phase are subject to the following limitations:

     (1) You may not transfer funds to a Variable Portfolio during the first year your contract is in the Income Phase. After the first year, you may only make one transfer per Variable Portfolio during each contract year.

     (2) When you make a transfer, you must transfer the entire value of a Variable Portfolio.

     (3) Your transfer request must be in writing. We must receive your transfer request during the 45 days preceding your contract anniversary. Amounts are transferred at the next Annuity Unit value calculation date.

     (4) You may not transfer funds from the fixed account option. However, amounts may be transferred from the Variable Portfolios to the fixed account option.

     (5) We reserve the right to modify, suspend or terminate this transfer privilege at any time.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     While the Company has primary responsibility for all administration of the Contracts and the Separate Account, it has retained the services of First SunAmerica Life Insurance Company ("First SunAmerica"), 733 Third Avenue, 4th Floor, New York, New York 10017; (800) 537-3642 to administer its Annuity Service Center. First SunAmerica is not affiliated with the Company. First SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., a member of the AIG family of financial services companies.

     The administrative services provided include, but are not limited to: issuance of the Contracts; maintenance of Contract Owner records; Contract Owner services; calculation of unit values; and preparation of Contract Owner reports.


     During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.



     During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.



     It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.


--------------------------------------------------------------------------------



                                     TAXES

--------------------------------------------------------------------------------


     NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY

CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.



ANNUITY CONTRACTS IN GENERAL



     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.



     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an Individual Retirement Account ("IRA"), your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



     If you purchase your contract under a pension plan, a specially sponsored employer program or as an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans are: IRAs, Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.



TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS



     If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For income payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS



     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.



     The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS



     Generally, the IRS requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) for Qualified contracts other than IRAs, the calendar year in which you retire. Minimum distributions are not required under a Roth IRA contract during your lifetime. Failure to satisfy the minimum distribution requirement may result in a tax penalty. You should consult your tax advisor.



TAX TREATMENT OF DEATH BENEFITS



     Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



     Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.



     If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or contract value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.



DIVERSIFICATION



     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the underlying Variable Portfolios monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



     The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not the Company, would be considered the owner of the shares of the Variable Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

--------------------------------------------------------------------------------

                                   CUSTODIAN
--------------------------------------------------------------------------------

     State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. First SunAmerica pays State Street Bank for services provided, based on a schedule of fees.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no pending legal proceedings affecting the separate account. The Company is engaged in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.

--------------------------------------------------------------------------------

                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------

     Presidential Life is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). It files reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registrations statement and its exhibits. For further information regarding the separate account, Presidential Life and its general account, the Variable Portfolios and the contract, please refer to the registration statement and its exhibits.

     The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by First SunAmerica.

--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 537-3642. The contents of the SAI are tabulated below.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
COMPANY.....................................................     1
INDEPENDENT ACCOUNTANTS.....................................     1
DISTRIBUTORS................................................     1
PERFORMANCE DATA............................................     2
  Money Market Portfolio....................................     2
  Other Variable Portfolios.................................     3
INCOME PAYMENTS.............................................     4
  Annuity Unit Value........................................     4
  Amount of Income Payments.................................     4
  Subsequent Monthly Income Payments........................     5
TAXES.......................................................     5
FINANCIAL STATEMENTS........................................     9

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Financial statements of the separate account appear in the SAI. Financial information regarding the fixed account is reported in Presidential Life's financial statements, which are also included in the SAI. A copy of the SAI may be obtained by contacting Presidential Life, c/o its Annuity Service Center.

Please forward a copy (without charge) of the Statement of Additional Information concerning ICAP
Variable Annuity Contracts issued by Presidential Life Insurance Company to:

              (Please print or type and fill in all information.)

------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip

------------------------------------------------------------------------------

Date: ________________________   Signed:

Return to: Presidential Life Insurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

                       STATEMENT OF ADDITIONAL INFORMATION


                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

                           VARIABLE ANNUITY CONTRACTS

                                    issued by

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       of

                       PRESIDENTIAL LIFE INSURANCE COMPANY



        THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.


        THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS DATED MAY 1, 2001, AS IT MAY BE SUPPLEMENTED, CALL OR WRITE THE COMPANY IN C/O ITS ANNUITY SERVICE CENTER, P.O. Box 54299, LOS ANGELES, CALIFORNIA 90054-0299, 1-800-537-3642.



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 2001.

                                TABLE OF CONTENTS


 ITEM                                                                       PAGE
 ----                                                                       ----
 COMPANY ..................................................................    1

 INDEPENDENT ACCOUNTANTS ..................................................    1

 DISTRIBUTORS .............................................................    1

 YIELD CALCULATION FOR MONEY MARKET DIVISION ..............................    2

 INCOME PAYMENTS ..........................................................    3
     Annuity Unit Value ...................................................    3
     Amount of Income Payments ............................................    3
     Subsequent Monthly Income Payments ...................................    4

 TAXES ....................................................................    4

 FINANCIAL STATEMENTS .....................................................    8


                                     COMPANY

        Information regarding Presidential Life Insurance Company (the "Company") and its ownership is contained in the Prospectus.


                             INDEPENDENT ACCOUNTANTS


        The audited consolidated financial statements of Presidential Life Corporation and subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing.

        The audited financial statements of Presidential Variable Account One (the "Separate Account") at December 31, 2000 and for each of the two years then ended, are presented in this Statement of Additional Information.

        PricewaterhouseCoopers LLP, 21650 Oxnard Street, Suite 1900, Woodland Hills, California 91367, serves as the independent accountants for the Separate Account. The financial statements of the Separate Account referred to above included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



                                  DISTRIBUTORS

        The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

        The offering is on a continuous basis.

        Effective April 29, 1994, the Contracts were offered through the distributor for the Separate Account, SunAmerica Capital Services, Inc. ("SunAmerica Capital Services"), 733 Third Avenue, New York, New York 10017. The Company is not affiliated with the distributor. Prior to this time, SunAmerica Securities, Inc. ("SunAmerica Securities") and Royal Alliance Associates, Inc. ("Royal Alliance"), acted as co-distributors of the Contract. SunAmerica Securities, Inc. and Royal Alliance Associates, Inc. are each an indirect, wholly owned subsidiary of SunAmerica Inc.

No underwriting fees are paid in connection with the distribution of the contract.

                   YIELD CALCULATION FOR MONEY MARKET DIVISION

        The annualized current yield and the effective yield for the Money Market Division for the 7 day period ended December 31, 2000 were 4.51 and 4.61, respectively.


        Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

        Base Period Return = (EV-SV-RMC)/(SV)

        where:

        SV    = value of one Accumulation Unit at the start of a 7 day period

        EV    = value of one Accumulation Unit at the end of the 7 day period

        RMC   = an allocated portion of the $3 0 Annual Contract Charge, prorated for 7 days.

        The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The Annual Contract Charge is first allocated among the Divisions and the General Account so that each Division's allocated portion of the charge is proportional to the percentage of the number of Contract Owners' accounts that have money allocated to that Division. The portion of the Charge allocable to the Money Market Division is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Money Market Division. Finally, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

        The current yield is then obtained by annualizing the Base Period
Return:

        Current Yield = (Base Period Return) x (365/7)

        The Money Market Division also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Money Market Division. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:
                                                    365/7
        Effective Yield = [(Base Period Return + 1)       -1].

        Net investment income for yield quotation purposes does not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of transfer fees or Withdrawal or Annuity Charges.

      The yields quoted should not be considered a representation of the yield of the Money Market Division in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Division and changes in interest rates on such investments, but also on factors such as a Contract Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

      Yield information may be useful in reviewing the performance of the Money Market Division and for providing a basis for comparison with other investment alternatives. However, the Money Market Division's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

      In addition, the separate account may advertise "total return" data for its other Variable Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.


                                INCOME PAYMENTS

ANNUITY UNIT VALUE

      The value of an Annuity Unit is determined independently for each Separate Account Division.

      For each Division, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the Annuity Unit Value is being calculated and multiplying the result by an interest factor which offsets the effect of the investment earnings rate of five percent (5%) per annum that is assumed in the annuity table contained in the Contract.

      The net investment factor for each Division for a Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where: (a) is the value of an Accumulation Unit from the applicable Division as of the end of the current Valuation Period; (b) is the value of an Accumulation Unit for the applicable Division as of the end of the immediately preceding Valuation Period; and (c) is a factor representing the daily charge for mortality and expense risks and administration of one and four-tenths percent (1.40%) per annum.

AMOUNT OF INCOME PAYMENTS

      The initial income payment is determined by applying the Contract Value, less any premium tax, less any Annuity Charge (if annuity option 3 is elected), to the annuity table specified in the Contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex and adjusted age of the Annuitant and joint Annuitant, if any. The adjusted age is determined from the actual age to the nearest birthday at the Annuity Date according to the table below. The Adjusted Age Table is used to correct for population mortality improvements over time.

                               ADJUSTED AGE TABLE
        CALENDAR        ADJUSTMENT TO        CALENDAR          ADJUSTMENT TO
      YEAR OF BIRTH      ACTUAL AGE         YEAR OF BIRTH       ACTUAL AGE
      -------------     -------------       -------------      -------------
        1899-1905           +6               1946-1951              -1
        1906-1911           +5               1952-1958              -2
        1912-1918           +4               1959-1965              -3
        1919-1925           +3               1966-1972              -4
        1926-1932           +2               1973-1979              -5
        1933-1938           +1               1980-1985              -6
        1939-1945            0               1986-1992              -7

        The dollars applied are then divided by 1,000 and multiplied by the appropriate annuity factor to indicate the amount of the first income payment. That amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each income payment. The number of Annuity Units determined for the first income payment remains constant for the second and subsequent monthly payments.

Subsequent Monthly Income Payments

        The amount of the second and subsequent income payments is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Period next preceding the date on which each income payment is due. The dollar amount of the first income payment determined as above is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each income payment. The number of Annuity Units determined for the first income payment remains constant for the second and subsequent monthly payments.

                                      TAXES
General

        Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the income option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

        For income payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of income payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Contract Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

        The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

        The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

        An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

        Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification - Separate Account Investments

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

        The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Multiple Contracts

        Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Contract Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

Tax Treatment of Assignments

        An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Contract Owners should therefore consult competent legal advisers should they wish to assign their contracts.

Partial 1035 Exchanges

        Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.

Qualified Plans

        The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

        Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

        Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

        (a) H.R. 10 Plans

                Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        (b) Tax-Sheltered Annuities

                Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        (c) Individual Retirement Accounts

                Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Account" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        (d) Roth IRAs

                Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

        (e) Corporate Pension and Profit-Sharing Plans

                Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        (f) Deferred Compensation Plans - Section 457

                Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary. As of January 1, 1999, all 457 plans of state and local governments must hold assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their beneficiaries.


                              FINANCIAL STATEMENTS

      The consolidated financial statements of Presidential Life Corporation and subsidiaries included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts. The financial statements of the Separate Account are also included in this Statement of Additional Information.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Presidential Life Corporation
Nyack, New York 10960


We have audited the accompanying consolidated balance sheets of Presidential Life Corporation and subsidiaries (the "Company") as of December 31, 2000 and 1999 and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP

New York, New York
February 14, 2001

                 PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)

                                                                                        December 31,
                                                                               -----------------------------
                                                                                  2000              1999
                                                                               -----------       -----------
ASSETS:
Investments:
  Fixed maturities available for sale                                          $ 2,246,492       $ 1,962,354
  Common stocks                                                                     24,455            32,470
  Mortgage Loans                                                                    14,893            16,134
  Real Estate                                                                          415               415
  Policy Loans                                                                      17,915            17,580
  Short-term investments                                                           261,571           215,889
  Other invested assets                                                            259,742           245,486
                                                                               -----------       -----------
        Total investments                                                        2,825,483         2,490,328

Cash and cash equivalents                                                           (4,647)           28,582
Accrued investment income                                                           31,432            27,816
Amounts due from security transactions                                              12,250             2,800
Deferred federal income taxes                                                       10,444            25,611
Federal income tax recoverable                                                       5,646             2,602
Deferred policy acquisition costs                                                   74,262            48,844
Furniture and equipment, net                                                           625               674
Amounts due from reinsurers                                                         11,120             9,940
Other assets                                                                        12,267            12,443
Assets held in separate account                                                      3,543             4,025
                                                                               -----------       -----------
        TOTAL ASSETS                                                           $ 2,982,425       $ 2,653,665
                                                                               ===========       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Liabilities:
Policy Liabilities:
  Policyholders' account balances                                              $ 1,596,043       $ 1,385,957
  Future policy benefits:
       Annuity                                                                     500,599           449,732
       Life and accident and health                                                 59,996            55,789
  Other policy liabilities                                                           3,482             4,340
                                                                               -----------       -----------
        Total policy liabilities                                                 2,160,120         1,895,818
Dollar repurchase agreements                                                       233,210           212,614
Notes payable                                                                      100,000           100,000
Short-term note payable                                                                  0            15,000
Deposits on policies to be issued                                                    8,885             6,662
General expenses and taxes accrued                                                   6,283             8,641
Other liabilities                                                                    4,857             4,437
Liabilities related to separate account                                              3,543             4,025
                                                                               -----------       -----------
        Total liabilities                                                        2,516,898         2,247,197
                                                                               -----------       -----------

Shareholders' Equity:
 Capital stock ($.01 par value; authorized 100,000,000 shares; issued and outstanding 29,317,759 shares in 2000 and 30,814,591
     Shares in 1999)                                                                   293               308
 Accumulated other comprehensive loss                                              (15,663)          (68,091)
 Retained earnings                                                                 480,897           474,251
                                                                               -----------       -----------
        Total Shareholders' Equity                                                 465,527           406,468
                                                                               -----------       -----------

        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $ 2,982,425       $ 2,653,665
                                                                               ===========       ===========


The accompanying notes are an integral part of these Consolidated Financial Statements.

                 PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                        (in thousands, except share data)

                                                           Years Ended December 31
                                             --------------------------------------------------
                                                 2000               1999               1998
                                             ------------       ------------       ------------
REVENUES:
  Insurance revenues:
    Premiums                                 $      7,402       $      4,521       $      4,086
    Annuity considerations                         55,247             54,376             28,140
    Universal life and investment type
      policy fee income                               697              2,559              2,100
  Net investment income                           225,224            208,126            187,155
  Realized investment (losses) gains               (8,449)             2,775             17,185
  Other income                                      4,337              5,703              3,540
                                             ------------       ------------       ------------
          TOTAL REVENUES                          284,458            278,060            242,206
                                             ------------       ------------       ------------

BENEFITS AND EXPENSES:
Death and other life insurance benefits            10,587              8,116              7,612
Annuity benefits                                   47,811             43,016             40,697
Interest credited to policyholders'
  account balances                                 86,943             78,000             76,776
Interest expense on notes payable                   9,773              8,960              7,124
Other interest and other charges                      490                531                274
Increase in liability for
  future policy benefits                           51,934             51,463             21,051
Commissions to agents, net                         18,184              6,301              4,780
General expenses and taxes                         11,698             17,379             14,522
Increase in deferred policy
  acquisition costs                               (10,951)            (5,198)            (2,375)
                                             ------------       ------------       ------------
          TOTAL BENEFITS AND EXPENSES             226,469            208,568            170,461
                                             ------------       ------------       ------------

Income before income taxes                         57,989             69,492             71,745
                                             ------------       ------------       ------------

Provision (benefit) for income taxes:
  Current                                          19,173             24,866             26,902
  Deferred                                         (2,046)            (3,605)            (4,381)
                                             ------------       ------------       ------------
                                                   17,127             21,261             22,521
                                             ------------       ------------       ------------

Income before extraordinary item                   40,862             48,231             49,224

Extraordinary item - loss on retirement
of debt, net of income tax benefit of
$ 276.5                                                 0               (514)                 0
                                             ------------       ------------       ------------

NET INCOME                                   $     40,862       $     47,717       $     49,224
                                             ============       ============       ============

Weighted average number of shares
outstanding during the year                    30,160,414         31,161,277         32,073,388
                                             ============       ============       ============

Earnings per common share before
extraordinary item                           $       1.36       $       1.55       $       1.53

Extraordinary item                                      0               (.02)                 0
                                             ------------       ------------       ------------

Earnings per common share                    $       1.36       $       1.53       $       1.53
                                             ------------       ------------       ------------


The accompanying notes are an integral part of these Consolidated Financial Statements.

                 PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,
                              2000, 1999 AND 1998
                       (in thousands, except share data)

                                                                              Accumulated
                                              Additional                         Other
                                Capital        Paid-in-         Retained     Comprehensive
                                 Stock          Capital         Earnings     Income (loss)      Total
                               ---------      ----------       ---------     -------------     ---------
Balance at
January 1, 1998                $     326       $  18,274       $ 412,514       $  71,540       $ 502,654
                                                                                               ---------

Comprehensive Income:

Net income                                                        49,224                          49,224

Net Unrealized Investment
Gains (Losses)                                                                    (2,503)         (2,503)
                                                                                               ---------

Comprehensive Income                                                                              46,721

Purchase and Retirement
of Stock                              (8)        (17,060)                                        (17,068)

Issuance of Shares
under Stock Option Plan                               54                                              54

Dividends Paid to
Shareholders ($.285 per
share)                                                            (9,117)                         (9,117)
                               ---------       ---------       ---------       ---------       ---------

Balance at
December 31, 1998                    318           1,268         452,621          69,037         523,244
                                                                                               ---------

Comprehensive Income:

Net income                                                        47,717                          47,717

Net Unrealized Investment
Gains (Losses)                                                                  (137,128)       (137,128)
                                                                                               ---------

Comprehensive Loss                                                                               (89,411)

Purchase and Retirement
of Stock                             (10)         (1,281)        (15,375)                        (16,666)

Issuance of Shares
under Stock Option Plan                               13                                              13

Dividends Paid to
Shareholders ($.345 per
share)                                                           (10,712)                        (10,712)
                               ---------       ---------       ---------       ---------       ---------

Balance at
December 31, 1999                    308               0         474,251         (68,091)        406,468
                                                                                               ---------

Comprehensive Income:

Net income                                                        40,862                          40,862

Net Unrealized Investment
Gains (Losses)                                                                    52,428          52,428
                                                                                               ---------

Comprehensive Income                                                                              93,290

Purchase and Retirement
of Stock                             (15)            (91)        (22,597)                        (22,703)

Issuance of Shares
under Stock Option Plan                               91                                              91

Dividends Paid to
Shareholders ($.39 per
share)                                                           (11,619)                        (11,619)
                               ---------       ---------       ---------       ---------       ---------

Balance at
December 31, 2000              $     293       $       0       $ 480,897       $ (15,663)      $ 465,527
                               =========       =========       =========       =========       =========


The accompanying notes are an integral part of these Consolidated Financial Statements.

                 PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                    Years Ended December 31
                                                       -----------------------------------------------
                                                           2000              1999              1998
                                                       -----------       -----------       -----------
OPERATING ACTIVITIES:
  Net income                                           $    40,862       $    47,717       $    49,224
  Adjustments to reconcile net income to
    net cash provided by operating activities:
      Benefit for deferred income taxes                     (2,046)           (3,605)           (4,381)
      Depreciation and amortization                          1,386               936             1,037
      Net accrual of discount on fixed maturities           (9,812)           (8,469)           (8,806)
      Realized investment losses (gains)                     8,449            (2,775)          (17,185)
  Changes in:
    Accrued investment income                               (3,616)           (3,507)            3,858
    Deferred policy acquisition costs                      (10,951)           (5,198)           (2,375)
    Federal income tax recoverable                          (3,044)            2,138            (4,740)
    Liability for future policy benefits                    55,074            52,534            22,030
    Other items                                             (4,594)          (10,468)           (1,629)
                                                       -----------       -----------       -----------

         Net Cash Provided by
           Operating Activities                             71,708            69,303            37,033
                                                       -----------       -----------       -----------

INVESTING ACTIVITIES:
  Fixed Maturities:
    Available for Sale:
      Acquisitions                                        (356,959)         (434,070)         (377,730)
      Sales                                                 30,535            53,524             2,602
      Maturities, calls and repayments                      99,146           172,830           333,533
  Common Stocks:
    Acquisitions                                           (15,969)          (21,038)          (12,880)
    Sales                                                   23,937            27,533            46,435
  Decrease (increase) in short-term
    investments and policy loans                           (46,017)           12,300            36,449
  Other Invested Assets:
    Additions to other invested assets                     (64,256)          (48,413)          (93,837)
    Distributions from other invested assets                50,000            47,024            57,902
  Purchase of property and equipment                           181              (172)             (289)
  Mortgage loan on real estate                                 332               904               827
  Amounts due from security transactions                    (9,450)           17,370           (20,170)
                                                       -----------       -----------       -----------

      Net Cash Used in
         Investing Activities                             (288,520)         (172,208)          (27,158)
                                                       -----------       -----------       -----------

FINANCING ACTIVITIES:
  Proceeds from Dollar Repurchase Agreements             2,467,687         2,522,329         2,115,345
  Repayment of Dollar Repurchase Agreements             (2,447,091)       (2,458,365)       (2,171,896)
  Proceeds from Reverse Repurchase Agreements                    0           (24,402)           24,402
  Proceeds from (repayment of) Senior Notes                                   50,000                 0
  Proceeds from (repayment of) line of credit              (15,000)           (8,000)            3,000
  Increase in policyholders' account balances              210,086            71,173            33,884
  Repurchase of common stock                               (22,703)          (16,666)          (17,069)
  Deposits on policies to be issued                          2,223             4,723              (497)
  Dividends paid to shareholders                           (11,619)          (10,712)           (9,117)
                                                       -----------       -----------       -----------

      Net Cash Provided by (Used in)
         Financing Activities                              183,583           130,080           (21,948)
                                                       -----------       -----------       -----------

  Decrease (Increase) in Cash and Cash
    Equivalents                                            (33,229)           27,175           (12,073)

Cash and Cash Equivalents at Beginning of Year              28,582             1,407            13,480
                                                       -----------       -----------       -----------

Cash and Cash Equivalents at End of Year               $    (4,647)      $    28,582             1,407
                                                       ===========       ===========       ===========
Supplemental Cash Flow Disclosure:

Income Taxes Paid                                      $    22,442       $    22,453       $    33,500
                                                       ===========       ===========       ===========

Interest Paid                                          $     8,919       $     5,514       $     6,216
                                                       ===========       ===========       ===========


The accompanying notes are an integral part of these Consolidated Financial Statements.

                 PRESIDENTIAL LIFE CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A.      BUSINESS

               Presidential Life Corporation ("the Company"), through its wholly-owned subsidiary Presidential Life Insurance Company ("the Insurance Company"), is engaged in the sale of life insurance and annuities.

               On December 29, 1999, the Company announced the completion of the purchase of The Central National Life Insurance Company of Omaha ("Central National") from the Household Insurance Group Holding Company, a subsidiary of Household International, Inc. Central National which has assets of $15.1 million and capital and surplus of $14.8 million as of December 31, 2000, is licensed to market insurance products in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

        B.      BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

               The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Intercompany transactions and balances have been eliminated in consolidation. Certain amounts have been reclassified to conform to the current year"s presentation. The preparation of financial statements in conformity with GAAP requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company has one reportable operating segment and therefore, no additional disclosures are required under Statement of Financial Accounting Standards No. 131 "Disclosures About Segments of an Enterprise and Related Information". Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

        C.      INVESTMENTS

               Fixed maturity investments available for sale represent investments which may be sold in response to changes in various economic conditions. These investments are carried at estimated market value and net unrealized gains (losses), net of the effects of amortization of deferred policy acquisition costs and deferred Federal income taxes are credited or charged directly to shareholders' equity, unless a decline in market value is considered to be other than temporary in which case the investment is reduced to its net realizable value. Equity securities include common stocks and non-redeemable preferred stocks and are carried at estimated market, with the related unrealized gains and losses, net of deferred income tax effect, if any, charged or credited directly to shareholders' equity, unless a decline in market value is deemed to be other than temporary in which case the investment is reduced to its net realizable value.

               "Other invested assets" are recorded at the lower of cost or market, or equity as appropriate, and primarily include interests in limited partnerships, which principally are engaged in real estate, international opportunities, acquisitions of private growth companies, debt restructuring and merchant banking. In general, risks associated with such limited partnerships include those related to their underlying investments (i.e., equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated by the ability of the Company to take annual distributions of partnership earnings. To evaluate the appropriateness of the carrying value of a limited partnership interest, management maintains ongoing discussions with the investment manager and considers the limited partnership's operation, its current and near term projected financial condition, earnings capacity, and distributions received by the Company during the year. Because it is not practicable to obtain an independent valuation for each limited partnership interest, for purposes of disclosure the market value of a limited partnership interest is estimated at book value. Management believes that the net realizable value of such limited partnership interests, in the aggregate, exceeds their related carrying value as of December 31, 2000 and 1999. As of December 31, 2000, the Company was committed to contribute, if called upon, an aggregate of approximately $54.5 million of additional capital to certain of these limited partnerships.

               In evaluating whether an investment security or other investment has suffered an impairment in value which is deemed to be "other than temporary", management considers all available evidence. When a decline in the value of an investment security or other investment is considered to be other than temporary, the investment is reduced to its net realizable value, (which contemplates the price that can be obtained from the sale of such asset in the ordinary course of business) which becomes the new cost basis. The amount of reduction is recorded as a realized loss. A recovery from the adjusted cost basis is recognized as a realized gain only at sale.

               The Company participates in "dollar roll" repurchase agreement transactions to enhance investment income. Dollar roll transactions involve the sale of certain mortgage backed securities to a holding institution and a simultaneous agreement to purchase substantially similar securities for forward settlement at a lower dollar price. The proceeds are invested in short-term securities at a positive spread until the settlement date of the similar securities. During this period, the holding institution receives all income and prepayments for the security. Dollar roll repurchase agreement transactions are treated as financing transactions for financial reporting purposes.

               Realized gains and losses on disposal of investments are determined for fixed maturities and equity securities by the specific-identification method.

               Investments in short-term securities, which consist primarily of United States Treasury Notes and corporate debt issues maturing in less than one year, are recorded at amortized cost which approximates market. Mortgage loans are stated at their amortized indebtedness. Policy loans are stated at their unpaid principal balance.

               The Company's investments in real estate include two buildings in Nyack, New York, which are occupied entirely by the Company. The investments are carried at cost less accumulated depreciation. Depreciation has been provided on a straight line basis at the rate of 4% per annum for one building and 8% per annum for the other. Accumulated depreciation amounted to $206,800 and $206,8000 at December 31, 2000 and 1999, respectively, and related depreciation expense for the years ended December 31, 2000, 1999 and 1998 was $0, $0 and $2,400, respectively.

        D.      FURNITURE AND EQUIPMENT

               Furniture and equipment is carried at cost and depreciated on a straight line basis over a period of five to ten years except for automobiles which are depreciated over a period of three years. Accumulated depreciation amounted to $687,600 and $565,400 at December 31, 2000 and 1999, respectively, and related depreciation expense for the years ended December 31, 2000, 1999 and 1998 was $230,400, $190,700 and $160,900, respectively.

        E.      RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

               Premiums from traditional life and annuity policies with life contingencies are recognized generally as income over the premium paying period. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This matching is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

               For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided ("limited payment contracts"), premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        E.      RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES - CONTINUED

               Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances and interest credited to policyholders' account balances.

               For the years ended December 31, 2000, 1999, and 1998, approximately 52.0%, 50.2% and 58.1%, respectively, of premiums from traditional life, annuity, universal life and investment-type contracts received by the Company were attributable to sales to annuitants and policyholders residing in the State of New York.

        F.      DEFERRED POLICY ACQUISITION COSTS

               The costs of acquiring new business (principally commissions, certain underwriting, agency and policy issue expenses), all of which vary with and are primarily related to the production of new business, have generally been deferred. When a policy is surrendered, the remaining unamortized cost is written off. Deferred policy acquisition costs are subject to recoverability testing at time of policy issue and loss recognition testing at the end of each year.

               For immediate annuities with life contingencies, deferred policy acquisition costs are amortized over the life of the contract, in proportion to expected future benefit payments.

               For traditional life policies, deferred policy acquisition costs are amortized over the premium paying periods of the related policies using assumptions that are consistent with those used in computing the liability for future policy benefits. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. For these contracts the amortization periods generally are for the scheduled life of the policy, not to exceed 30 years.

               Deferred policy acquisition costs are amortized over periods ranging from 15 to 25 years for universal life products and investment-type products as a constant percentage of estimated gross profits arising principally from surrender charges and interest and mortality margins based on historical and anticipated future experience, updated regularly. The effects of revisions to reflect actual experience on previous amortization of deferred policy acquisition costs, subject to the limitation that the accrued interest on the deferred acquisition costs balance may not exceed the amount of amortization for the year, are reflected in earnings in the period estimated gross profits are revised.

               Unamortized deferred policy acquisition costs for the years ended December 31, 2000 and 1999 are summarized as follows:

                                          2000         1999
                                        -------      -------
                                           (in thousands)
Balance at the beginning of year        $48,844      $40,283
Current year's costs deferred            20,507       11,479
                                        -------      -------
    Total                                69,351       51,762
Less, amortization for the year           9,284        6,215
                                        -------      -------
    Total                                60,067       45,547
Change in amortization related to
    unrealized loss in investments       14,195        3,297
                                        -------      -------
Balance at the end of the year          $74,262      $48,844
                                        =======      =======

        G.      FUTURE POLICY BENEFITS

               Future policy benefits for traditional life insurance policies are computed using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on anticipated experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Benefit liabilities for deferred annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments. During the three years in the period ended December 31, 2000, interest rates used in establishing such liabilities range from 4.5% to 11% for life insurance liabilities and from 5.5% to 13.60% for annuity liabilities.

        H.      POLICYHOLDERS' ACCOUNT BALANCES

               Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less mortality and expense charges and withdrawals.

               These account balances are summarized as follows:

                                              2000            1999            1998
                                           ----------      ----------      ----------
                                                         (in thousands)
Account balances at beginning of year      $1,385,957      $1,314,784      $1,280,900
Additions to account balances                 413,993         238,535         209,601
                                           ----------      ----------      ----------
           Total                            1,799,950       1,553,319       1,490,501
Deductions from account balances              203,907         167,362         175,717
                                           ----------      ----------      ----------

Account balances at end of year            $1,596,043      $1,385,957      $1,314,784
                                           ==========      ==========      ==========

               Interest rates credited to account balances ranged from 4% to 12.5% in 2000, 1999 and 1998.

        I.      FEDERAL INCOME TAXES

               The Company and its subsidiaries file a consolidated Federal income tax return. The asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements is used. Deferred income taxes are adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

        J.      SEPARATE ACCOUNTS

               Separate Accounts are established in conformity with New York State Insurance Law and represent funds for which investment income and investment gains and losses accrue to the policyholders. Assets and liabilities (stated at market value) of the Separate Account, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the consolidated balance sheets.

               Deposits to the Separate Account are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to the Separate Account are included in revenues.

        K.      EARNINGS PER COMMON SHARE

               Earnings per share (EPS) presented on the face on the consolidated statement of income has been calculated to reflect the adoption of SFAS No. 128 by the Company. Basic EPS is computed based upon the weighted average number of common shares outstanding during the year. Diluted EPS is computed based upon the weighted average number of common shares including contingently issuable shares and other dilutive items. The weighted average number of common shares used to compute diluted EPS for the year ended December 31, 2000, 1999 and 1998 was 30,169,692, 31,161,227 and 32,073,388 respectively.
The dilution from the potential exercise of stock options outstanding did not change basic EPS.

        L.      CASH AND CASH EQUIVALENTS

               Cash and cash equivalents includes cash on hand and amounts due from banks with an original maturity of three months or less.

        M.      NEW ACCOUNTING PRONOUNCEMENTS

               In June 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an Amendment of FASB Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133, as amended by SFAS 138, requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 and SFAS 138 are required to be reported in income. The impact of adopting SFAS 133 and SFAS 138, will not have a material impact on the consolidated financial statements.

               In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125("SFAS 140").SFAS 140 is effective for transfers after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. The Company does not believe that adoption of this FASB will have a material impact on its consolidated financial statements.


        In March 1998, the National Association of Insurance Commissioner ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The NYSDI required adoption of the Codification with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of Codification by the NAIC and the Codification as modified by the NYSDI, as currently interpreted, did not adversely affect statutory capital and surplus as of January 1, 2001.

        2.      INVESTMENTS

        The following information summarizes the components of net investment income and realized investment gains (losses):

Net Investment Income:

                                      Year Ended December 31,
                              ------------------------------------
                                2000          1999          1998
                              --------      --------      --------
                                         (in thousands)
Fixed maturities              $168,885      $163,112      $141,483
Common stocks                      770           677         1,621
Short-term investments          17,432        14,081        16,537
Other investment income         42,941        36,777        33,281
                              --------      --------      --------
                               230,028       214,647       192,922

Less investment expenses         4,804         6,521         5,767
                              --------      --------      --------

Net investment income         $225,224      $208,126      $187,155
                              ========      ========      ========



        In 2000 there were eight fixed maturity investments with a carrying value of $42.0 million in the accompanying balance sheet which were non-income producing. Five of these fixed maturity investments with a carrying value of $38.3 million are defeased with US Treasuries in an amount sufficient to insure full payment of principal. There were no fixed maturities which were non-income producing for the years ended December 31, 1999 and 1998.

Realized Investment Gains (Losses):

                                          Year Ended December 31,
                                   -----------------------------------
                                    2000          1999          1998
                                   -------       -------       -------
                                              (in thousands)
Fixed maturities                   $(7,806)      $(1,273)      $ 3,144
Common stocks                         (643)        4,048        14,041
                                   -------       -------       -------
Total realized gains (losses)
  on investments                   $(8,449)      $ 2,775       $17,185
                                   =======       =======       =======

Unrealized Investment Gains (Losses):

                                           Year Ended December 31,
                                  -----------------------------------------
                                     2000            1999            1998
                                  ---------       ---------       ---------
                                               (in thousands)
Fixed maturities                  $ (30,686)      $ (88,359)      $ 110,178
Common stocks                         2,589           4,816           9,525
                                  ---------       ---------       ---------
Unrealized investment
  gains (losses)                  $ (28,097)      $ (83,543)      $ 119,703
Amortization (benefit) of
  deferred acquisition costs          4,000         (10,195)        (13,492)
Deferred federal income
  taxes (benefit)                     8,434          25,647         (37,174)
                                  ---------       ---------       ---------
Net unrealized investment
  gains (losses)                    (15,663)        (68,091)         69,037
                                  =========       =========       =========
Change in net unrealized
  investment gains (losses)       $  52,428       $(137,128)      $  (2,503)
                                  =========       =========       =========


        The change in unrealized investment gains (losses) shown above resulted primarily from changes in general economic conditions which directly influenced investment security markets. These changes were also impacted by writedowns of investment securities for declines in market values deemed to be other than temporary.

The following tables provide additional information relating to investments held by the company:

DECEMBER 31,2000:
AVAILABLE FOR SALE:

                                    Cost or            Gross Unrealized
                                   Amortized      --------------------------         Market
Type of Investment                   Cost           Gains           Losses           Value
                                  ----------      ----------      ----------       ----------
                                                         (in thousands)
Fixed Maturities:
Bonds and Notes:
  United States government
    and government agencies
    and authorities               $  341,254      $   18,138      $     (175)      $  359,216
  States, municipalities and
    political subdivisions            26,741           2,161               0           28,902
  Foreign governments                 12,120           2,080               0           14,200
  Public utilities                   164,202           5,942          (2,602)         167,542
  All other corporate bonds        1,517,606          55,984        (105,285)       1,468,305
Preferred stocks, primarily
  corporate                          215,255           5,295         (12,224)         208,326
                                  ==========      ==========      ==========       ==========
Total Fixed Maturities:           $2,277,178      $   89,600      $ (120,286)      $2,246,492
                                  ==========      ==========      ==========       ==========

Common Stocks                     $   21,830      $    4,966      $   (2,376)      $   24,455
                                  ==========      ==========      ==========       ==========

DECEMBER 31,1999:
AVAILABLE FOR SALE:

                                    Cost or            Gross Unrealized
                                  Amortized       --------------------------         Market
Type of Investment                   Cost            Gains           Losses           Value
                                  ----------      ----------      ----------       ----------
                                                        (in thousands)
Fixed Maturities:
Bonds and Notes:
  United States government
    and government agencies
    and authorities               $  349,499      $    5,042      $   (4,534)      $  350,007
  States, municipalities and
    political subdivisions            26,743           1,132            (400)          27,475
  Foreign governments                 12,087           1,013               0           13,100
  Public utilities                   130,538             900          (7,159)         124,279
  All other corporate bonds        1,325,404          29,059         (86,022)       1,268,441
Preferred stocks, primarily
  corporate                          206,439           3,234         (30,621)         179,052
                                  ==========      ==========      ==========       ==========
Total Fixed Maturities:           $2,050,710      $   40,380      $ (128,736)      $1,962,354
                                  ==========      ==========      ==========       ==========

Common Stocks                     $   27,655      $    5,977      $   (1,162)      $   32,470
                                  ==========      ==========      ==========       ==========

        The estimated fair value of fixed maturities available for sale at December 31, 2000, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                            Market Value
                                            ------------
                                           (in thousands)
Due in one year or less                     $   39,198
Due after one year through five years          105,224
Due after five years through ten years         337,306
Due after ten years                          1,556,437
Total debt securities                        2,038,165
Preferred stock                                208,327
                                            ----------
Total                                       $2,246,492
                                            ==========

        Proceeds from sales of fixed maturities during 2000, 1999 and 1998 were $129.7 million, $305.4 million and $527.5 million, respectively. During 2000, 1999 and 1998, respectively, gross gains of $10.0 million, $14.0 million and $9.0 million and gross losses of $.3 million, $1.4 million and $1.0 million were realized on those sales.

        As of December 31, 2000, the Company's mortgage loans were collateralized by commercial office buildings in New York and Pennsylvania.

        There were no investments owned in any one issuer that aggregate 10% or more of shareholders' equity as of December 31, 2000.

        As of December 31, 2000 securities with a carrying value of approximately $5.6 million were on deposit with various state insurance departments to comply with applicable insurance laws.

3.      NOTES PAYABLE

        Notes payable at December 31, 2000 and 1999 consist of $100 million, 7 7/8% Senior Notes ("Senior Notes") due February 15, 2009. Interest is payable February 15 and August 15. Debt issue costs are being amortized on the interest method over the term of the notes. As of December 31, 2000, unamortized costs were $7.3 million. The total principal is due on February 15, 2009.

        The indenture governing the Senior Notes contains covenants relating to limitations on liens and sale or issuance of capital stock of the Insurance Company. In the event the Company violates such covenants as defined in the indenture, the Company may be obligated to offer to repurchase all of the outstanding principal amount of such notes. The Company believes that it is in compliance with all of the covenants.

        The short-term note payable relates to a bank line of credit in the amount of $25,000,000 and provides for interest on borrowings based on market indices. At December 31, 2000 and 1999 the Company had $0 and $15,000,000 outstanding, respectively. For the year ended December 31, 2000 and 1999 the short-term notes payable had a weighted average interest rate of 7.152% and 6.108%, respectively.

4.      SHAREHOLDERS' EQUITY

During 2000, the Company's Board of Directors increased the quarterly dividend rate to $.10 per share. During 2000, 1999 and 1998, the Company purchased and retired 1,506,200, 918,300 and 896,900 shares of common stock, respectively. The Company is authorized pursuant to a resolution of the Board of Directors to purchase an additional 411,000 shares of common stock.

        The Insurance Company is subject to various regulatory restrictions on the maximum amount of payments, including loans or cash advances, that it may make to the Company without obtaining prior regulatory approval. Under the New York Insurance Law, the Insurance Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains). The Insurance Company will be permitted to pay a stockholder dividend to the Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The New York Insurance NYSDI has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. Management of the Company cannot provide assurance that the Insurance Company will have statutory earnings to support payment of dividends to the Company in an amount sufficient to fund its cash requirements and pay cash dividends or that the Superintendent will not disapprove any dividends that the Insurance Company must submit for the Superintendent's consideration. The Company's other insurance subsidiary is also subject to restrictions on the payment of dividends to their respective parent companies. During fiscal 2000, 1999 and 1998, the Insurance Company paid dividends of $49.6 million, $28.4 million and $49.4 million, respectively, to the Company.

Other Comprehensive Income (loss)

For the years ended
December 31,

                                                                           Tax           After-
                                                         Pre-Tax        Expense/          Tax
                                                          Amount        (Benefit)        Amount
                                                        ---------       ---------       ---------
                                                                      (in thousands)
2000
Unrealized gains (losses) on investment securities:
 Unrealized holding gains arising during year           $  46,997       $  11,616       $  35,381
 Less: reclassification adjustment for losses
      realized in net income                                8,449           2,088           6,361
 Change related to deferred acquisition costs              14,195           3,509          10,686
                                                        ---------       ---------       ---------

Net unrealized investment gains                            69,641          17,213          52,428
                                                        =========       =========       =========

1999
Unrealized gains (losses) on investment securities:
 Unrealized holding losses arising during year          $(200,471)      $ (62,988)      $(137,483)
 Less: reclassification adjustment for gains
      realized in net income                               (2,775)           (872)         (1,903)
 Change related to deferred acquisition costs               3,297           1,039           2,258
                                                        ---------       ---------       ---------

Net unrealized investment losses                         (199,949)        (62,821)       (137,128)
                                                        =========       =========       =========

1998
Unrealized gains(losses) on investment securities:
 Unrealized holding losses arising during year          $ (21,229)      $  (7,428)      $ (13,801)
 Less: reclassification adjustment for gains
     realized in net income                                17,185           6,013          11,172
 Change related to deferred acquisition costs                 194              68             126
                                                        ---------       ---------       ---------

Net unrealized investment losses                           (3,850)         (1,347)         (2,503)
                                                        =========       =========       =========

5.      EMPLOYEE BENEFIT AND DEFERRED COMPENSATION PLANS

        (a)     Employee Retirement Plan

        The Company has a noncontributory defined benefit pension plan covering all eligible employees. The Company is both sponsor and administrator of this plan. The plan provides for pension benefits based on average pay and years of service.


                                              Year Ended December 31,
                                              ----------------------
                                               2000           1999
                                              -------        -------
                                                  (in thousands)
Change in benefit obligation
Benefit obligation (beginning of year)        $ 4,356        $ 5,978
Service cost                                      380            338
Interest cost                                     360            347
Actuarial gain                                    848           (967)
Benefits paid                                    (384)        (1,340)
                                              -------        -------
Benefit obligation (end of year)                5,560          4,356
                                              -------        -------

Change in Plan assets
Fair value of assets (beginning of year)        4,257          4,707
Actual return on plan assets                      693            585
Employer contribution                             300            305
Benefits paid                                    (384)        (1,340)
                                              -------        -------
Fair value of assets (end of year)              4,866          4,257
                                              -------        -------

Funded status                                    (694)           (99)
Unrecognized transition amount                     84            112
Unrecognized net actuarial loss                (1,346)        (1,885)
                                              -------        -------
Prepaid (accrued) benefit cost                $(1,956)       $(1,872)
                                              =======        =======

Weighted average assumptions

Discount rate                                    7.00%          7.00%
Expected return on assets                        7.50           7.50
Rate of compensation increase                    3.00           3.00

Components of net periodic benefit cost
Service cost                                  $   380        $   338
Interest cost                                     360            347
Expected return on assets                        (333)          (362)
Amortization of prior service cost                 28             28
Recognized net actuarial loss                     (51)          (130)
                                              -------        -------
Net periodic benefit cost                     $   384        $   221
                                              =======        =======





        (b)     Employee Savings Plan

        The Company adopted an Internal Revenue Code (IRC) Section 401(k) plan for its employees effective January 1, 1992. Under the plan, participants may contribute up to a maximum of 15% of their pre-tax earnings or the dollar limit as prescribed by IRC Section 415(d). A portion of participants' pre-tax earnings may be matched by the Company. For the years ended December 31, 2000, 1999 and 1998, the Company's contribution was approximately $48,000, $44,000 and $43,300, respectively.

5.      EMPLOYEE BENEFIT AND DEFERRED COMPENSATION PLANS - CONTINUED

        (c)     Employee Stock Option Plan

        The Company has adopted an incentive stock option plan recommended by the Board of Directors and approved by the shareholders. This plan grants options to purchase up to 1,000,000 shares of common stock of the Company to officers and key employees. Option prices are 100% of the fair market value at date of grant. The following schedule shows all options granted, exercised, expired and exchanged under the Company's Incentive Stock Option Plan as of December 31, 2000.

        Information relating to the options is as follows:

                                                   Option Price
                                       --------------------------------------
                                        Number         Amount        Total
                                       of Shares     Per Share       Price
                                       ---------     ---------    -----------
Outstanding, January 1, 1998            112,011       $14.20      $ 1,588,230
   Granted                               80,700        18.13        1,462,688
   Exercised                             (6,565)        8.29          (54,402)
   Cancelled                            (10,886)       14.54         (158,328)
                                        -------                   -----------

Outstanding, December 31, 1998          175,260       $16.19      $ 2,838,188
   Granted                               74,250        17.19        1,276,172
   Exercised                             (1,677)       10.82          (18,149)
   Cancelled                             (5,411)       17.53          (94,869)
                                        -------                   -----------

Outstanding, December 31, 1999          242,422       $16.51      $ 4,001,342
   Granted                              113,700        14.93        1,697,882
   Exercised                             (9,368)        9.69          (90,753)
   Cancelled                            (39,700)       13.45         (534,097)
                                        -------                   -----------

Outstanding, December 31, 2000          307,054       $16.53      $ 5,274,374
                                        =======                   ===========


        At December 31, 2000, 101,142 options for shares of common stock were exercisable.

        The Company applies Accounting Principles Board Opinion No. 25 and related Interpretations in accounting for its stock option plan. Accordingly, no compensation cost has been recognized for its fixed stock option plan. Had compensation cost for the Company's stock option plan been determined based on the fair value at the grant dates for awards under the plan consistent with the method of FASB Statement 123, the Company's net income and earnings per common share for the years ended December 31, 2000, 1999 and 1998 would have been reduced to the pro forma amounts indicated below:

        Net income (in thousands)

                                        Year Ended December 31,
                               ------------------------------------------
                                  2000            1999            1998
                               ----------      ----------      ----------
     As reported               $   40,862      $   47,717      $   49,224
     Pro forma                     40,765          47,625          49,114

Earnings per common share

     As reported               $     1.36      $     1.53      $     1.53
     Pro forma                 $     1.36      $     1.53      $     1.53



        The fair value of options granted under the Company's fixed stock option plan during 2000 was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used: dividend yield of 2.68%, expected volatility of 40.3%, risk free interest rate of 6.0%, and expected lives of 4 years.

6.      INCOME TAXES

        The following is a reconciliation of income taxes computed using the Federal statutory rate with the provision for income taxes for the years ended December 31:

                                                           2000           1999           1998
                                                         --------       --------       --------
                                                                     (in thousands)
Provision for income taxes computed
  at Federal statutory rate                              $ 20,296       $ 24,322       $ 25,111

Increase (decrease) in income taxes resulting from:
Utilization of prior unrecognized
  deferred tax asset relating to
  investment losses                                             0              0           (306)
Losses producing no current benefit                           671            514            784
Other                                                      (3,840)        (3,575)        (3,068)
                                                         --------       --------       --------

  Provision for Federal
  income taxes                                           $ 17,127       $ 21,261       $ 22,521
                                                         ========       ========       ========




        The Company provides for deferred income taxes resulting from temporary differences which arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each were as follows:

                                          2000          1999          1998
                                         -------       -------       -------
                                                    (in thousands)
Deferred policy acquisition costs        $ 3,001       $ 1,374       $   621
Policyholders' account balances              341            (3)          (21)
Investment adjustments                    (7,376)       (3,411)       (1,236)
Insurance policy liabilities               1,228          (830)       (2,422)
Other                                        760          (735)       (1,323)
                                         -------       -------       -------

Deferred Federal income tax benefit      $(2,046)      $(3,605)      $(4,381)
                                         =======       =======       =======


        Deferred federal income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and
(b) operating loss carryforwards. Significant components of the Company's net deferred federal tax (asset) liability as of December 31, 2000 and 1999 are as follows (in thousands):

                                              2000           1999
                                            --------       --------
Deferred federal income tax asset:
   Investments                              $(18,026)      $(10,650)
   Net unrealized investment losses           (8,434)       (25,647)
   Insurance policy liabilities               (8,531)        (9,760)
   Operating loss carryforwards               (1,845)        (2,534)
   Other                                        (443)          (224)
                                            --------       --------
                                             (37,279)       (48,815)
   Valuation allowance                         4,520          4,230
                                            --------       --------
Net deferred federal income tax asset       $(32,759)      $(44,585)
                                            --------       --------

Deferred federal income tax liability:
   Deferred policy acquisition costs        $ 21,302       $ 18,302
   Policyholder account balances                 407             66
   Other                                         606            606
                                            --------       --------
Deferred federal income tax liability       $ 22,315         18,974
                                            --------       --------
Net deferred federal income tax
   asset                                    $(10,444)      $(25,611)
                                            ========       ========

        The valuation allowance relates principally to investment writedowns recorded for financial reporting purposes, which have not been recognized for income tax purposes, due to the uncertainty associated with their realizability for income tax purposes. Changes in the valuation allowance for the years ended December 31, 2000 and 1999 primarily reflect the reduction in the deferred tax asset as a result of the unrecognized investment losses.

        Prior to 1984, Federal income tax law allowed life insurance companies to exclude from taxable income and set aside certain amounts in a tax memorandum account known as the Policyholder Surplus Account ("PSA"). Under the tax law, the PSA has been frozen at its December 31, 1983 balance of $2,900,000 which may under certain circumstances become taxable in the future. The Insurance Company does not believe that any significant portion of the amount in this account will be taxed in the foreseeable future. Accordingly, no provision for income taxes has been made thereon. If the amount in the PSA were to become taxable, the resulting liability using current rates would be approximately $1,015,000.

        Under current tax law, there are certain limitations on the utilization of non-life insurance company losses ("non-life losses") against life insurance company income ("life income") in a consolidated federal income tax return. The utilization of non-life losses against life income in any year is limited to the lesser of 35 percent of life income or 35 percent of non-life losses. Any unutilized balance of non-life losses is carried over to subsequent tax years.

        The Company has net operating loss carryforwards of approximately $5,269,000 at December 31, 2000 of which $2,706,000 expire in 2018; $645,000 in
2019; and $1,918,000 in 2020.


7.      REINSURANCE

        Reinsurance allows life insurance companies to share risks on a case by case or aggregate basis with other insurance and reinsurance companies. The Insurance Company cedes insurance to the reinsurer and compensates the reinsurer for its assumption of risk. The maximum amount of individual life insurance normally retained by the Company on any one life is $50,000 per policy and $100,000 per life. The maximum retention with respect to impaired risk policies typically is the same. The Insurance Company cedes insurance primarily on an "automatic" basis, under which risks are ceded to a reinsurer on specific blocks of business where the underlying risks meet certain predetermined criteria, and on a "facultative" basis, under which the reinsurer's prior approval is required on each risk reinsured.

        The reinsurance of a risk does not discharge the primary liability of the insurance company ceding that risk, but the reinsured portion of the claim is recoverable from the reinsurer. The major reinsurance treaties into which the Insurance Company has entered can be characterized as follows:

        Reinsurance ceded from the Insurance Company to Life Reassurance Corporation of America and Swiss Re Life & Health America Inc. at December 31, 2000 and 1999 consists of coinsurance agreements aggregating face amounts of $248.4 million and $201.5 million, respectively, representing the amount of individual life insurance contracts that were ceded to the reinsurers. The term "coinsurance" refers to an arrangement under which the Insurance Company pays the reinsurers the gross premiums on the portion of the policy to be reinsured and the reinsurers grant a ceding commission to the Insurance Company to cover its acquisition costs plus a margin for profit.

        Premiums ceded for 2000, 1999 and 1998 amounted to approximately $5.6 million, $4.7 million, and $4.4 million, respectively.

8.      STATUTORY FINANCIAL STATEMENTS

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ from GAAP. Material differences resulting from these accounting practices include: deferred policy acquisition costs, deferred Federal income taxes and statutory non-admitted assets are recognized under GAAP accounting while statutory investment valuation and interest maintenance reserves are not; premiums for universal life and investment-type products are recognized as revenues for statutory purposes and as deposits to policyholders' accounts under GAAP; different assumptions are used in calculating future policyholders' benefits; and different methods are used for calculating valuation allowances for statutory and GAAP purposes; fixed maturities are recorded at market value under GAAP while under statutory accounting practices they are recorded principally at amortized cost.

        In March 1998, the NAIC adopted the Codification. The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The NYSDI required adoption of the Codification with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of Codification by the NAIC and the Codification as modified by the NYSDI, as currently interpreted, did not adversely affect statutory capital and surplus as of January 1, 2001.

                            For the years ended December 31,
                          ------------------------------------
                            2000          1999          1998
                          --------      --------      --------
                                     (in thousands)
Statutory surplus         $279,163      $298,029      $287,286
                          ========      ========      ========
Statutory net income      $ 41,090      $ 47,798      $ 52,105
                          ========      ========      ========

9.      LITIGATION

        From time to time, the Company is involved in litigation relating to claims arising out of its operations in the normal course of business. The Company is not a party to any legal proceedings, the adverse outcome of which, in management's opinion, individually or in the aggregate, would have a material adverse effect on the Company's financial position or results of operations.

10.     FAIR VALUE INFORMATION

        The following estimated fair value disclosures of financial instruments have been determined using available market information, current pricing information and appropriate valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the Company could have realized in a market transaction.

        The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

        For fixed maturities and common stocks, estimated fair values were based primarily upon independent pricing services. For a limited number of privately placed securities, where prices are not available from independent pricing services, the Company estimates market values using a matrix pricing model, based on the issuer's credit standing and the security's interest rate spread over U.S. Treasury bonds.

Because it is not practicable to obtain an independent valuation for each limited partnership interest for purposes of disclosure, the market value of a limited partnership interest is estimated to approximate the carrying value. As of December 31, 2000, the Company was committed to contribute, if called upon, an aggregate of approximately $54.5 million of additional capital to certain of these limited partnerships. The market value of short-term investments, mortgage loans and policy loans is estimated to approximate the carrying value.

        Estimated fair values of policyholders' account balances for investment type products (i.e., deferred annuities, immediate annuities without life contingencies and universal life contracts) are calculated by projecting the contract cash flows and then discounting them back to the valuation date at the appropriate discount rate. For immediate annuities without life contingencies, the cash flows are defined contractually. For all other products, projected cash flows are based on an assumed lapse rate and crediting rate (based on the current treasury curve), adjusted for any anticipated surrender charges. The discount rate is based on the current duration-matched treasury curve, plus an adjustment to reflect the anticipated spread above treasuries on investment grade fixed maturity securities, less an expense and profit spread.

December 31, 2000                                             Carrying Value            Estimated Fair Value
-----------------                                             --------------            --------------------
                                                                            (in thousands)
Assets
  Fixed Maturities:
    Available for Sale                                          2,246,492                    2,246,492
  Common Stock                                                     24,455                       24,455
  Mortgage Loans                                                   14,893                       14,893
  Policy Loans                                                     17,915                       17,915
  Cash and Short-Term Investments                                 256,924                      256,924
  Other Invested Assets                                           259,742                      259,742

Liabilities
  Policyholders' Account Balances                               1,596,043                    1,544,818
  Note Payable                                                    100,000                       95,220



December 31, 1999                                            Carrying Value            Estimated Fair Value
-----------------                                            --------------            --------------------
Assets
  Fixed Maturities:
    Available for Sale                                          1,962,354                    1,962,354
  Common Stock                                                     32,470                       32,470
  Mortgage Loans                                                   16,134                       16,134
  Policy Loans                                                     17,580                       17,580
  Cash and Short-Term Investments                                 244,471                      244,471
  Other Invested Assets                                           245,486                      245,486

Liabilities
  Policyholders' Account Balances                               1,385,957                    1,272,349
  Note Payable                                                    100,000                       91,089
  Short-Term Note Payable                                          15,000                       15,000

11.     QUARTERLY FINANCIAL DATA (UNAUDITED)

        Summarized quarterly financial data is presented below. Certain amounts have been reclassified to conform to the current year's presentation.

                                            Three Months Ended
                           ------------------------------------------------------
      2000                 March 31       June 30      September 30   December 31
                           --------       --------     ------------   -----------
                                     (in thousands, except per share)
Premiums and other
  insurance revenues       $ 17,493       $ 15,948      $ 18,518       $ 15,724
Net investment income        58,312         53,666        49,967         63,279
Realized investment
  gains (losses)             (4,864)         1,110        (1,893)        (2,803)
                           --------       --------      --------       --------
Total revenues               70,941         70,724        66,592         76,200
                           ========       ========      ========       ========
Benefits and expenses        56,604         54,129        59,318         56,418
                           ========       ========      ========       ========
Net income                    9,248         11,812        11,533          8,268
                           ========       ========      ========       ========

Earnings per share         $    .30       $    .39      $    .38       $    .29
                           ========       ========      ========       ========

                                           Three Months Ended
                           ---------------------------------------------------------
        1999               March 31           June 30     September 30   December 31
                           --------          --------     ------------   -----------
                                       (in thousands, except per share)
Premiums and other
  insurance revenues       $ 10,467          $ 19,379       $ 16,485      $ 20,828
Net investment income        50,989            49,338         50,099        57,700
Realized investment
  gains (losses)              2,480            (1,725)           751         1,269
                           --------          --------       --------      --------
Total revenues               63,936            66,992         67,335        79,797
                           ========          ========       ========      ========
Benefits and expenses        46,776            53,766         50,546        57,480
                           ========          ========       ========      ========
Net income                   10,548(F1)         9,484         12,695        14,990
                           ========          ========       ========      ========

Earnings per share         $    .33(F1)      $    .30       $    .41      $    .49
                           ========          ========       ========      ========

(F1) Includes extraordinary loss net of income taxes of $514 thousand or $.02 per share.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE

                                       OF

                       PRESIDENTIAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Presidential Life Insurance Company and the Contractholders of its separate account, Presidential Variable Account One


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Presidential Variable Account One, a separate account of Presidential Life Insurance Company (the "Separate Account") at December 31, 2000, the results of each of their operations for the year then ended, and the changes in each of their net assets for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Woodland Hills, California
April 6, 2001

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000



                                              Capital                   Natural   Growth and    Strategic
                                         Appreciation       Growth    Resources       Income  Multi-Asset  Multi-Asset
                                            Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                         ------------   ----------   ----------   ----------  -----------  -----------
Assets:
     Investments in Anchor Series Trust,
         at market value                   $  762,550   $1,134,482   $   25,339   $  242,489   $  405,559   $  356,272

Liabilities                                         0            0            0            0            0            0
                                           ----------   ----------   ----------   ----------   ----------   ----------

Net Assets                                 $  762,550   $1,134,482   $   25,339   $  242,489   $  405,559   $  356,272
                                           ==========   ==========   ==========   ==========   ==========   ==========


Accumulation units outstanding                  9,570       13,517        1,070        6,237       12,963        9,861
                                           ==========   ==========   ==========   ==========   ==========   ==========

Unit value of accumulation units           $    79.69   $    83.94   $    23.69   $    38.88   $    31.29   $    36.13
                                           ==========   ==========   ==========   ==========   ==========   ==========


                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000
                                   (Continued)


                                                          Government
                                                                 and
                                           High Yield   Quality Bond   Money Market
                                            Portfolio      Portfolio      Portfolio        TOTAL
                                           ----------   ------------   ------------   ----------
Assets:
     Investments in Anchor Series Trust,
         at market value                   $  107,825     $  219,722     $  289,056   $3,543,294

Liabilities                                         0              0              0            0
                                           ----------     ----------     ----------   ----------

Net Assets                                 $  107,825     $  219,722     $  289,056   $3,543,294
                                           ==========     ==========     ==========   ==========


Accumulation units outstanding                  4,865          6,577         14,368
                                           ==========     ==========     ==========

Unit value of accumulation units           $    22.16     $    33.42     $    20.14
                                           ==========     ==========     ==========


                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000




                                                                   Market Value       Market
Variable Accounts                         Shares       Per Share          Value         Cost
-------------------------------------   ----------   ------------- ------------   ----------
Capital Appreciation Portfolio              16,075   $       47.44   $  762,550   $  533,627

Growth Portfolio                            32,962           34.42    1,134,482      804,741

Natural Resources Portfolio                  1,317           19.24       25,339       17,763

Growth and Income Portfolio                 14,653           16.55      242,489      227,764

Strategic Multi-Asset Portfolio             43,391            9.35      405,559      474,243

Multi-Asset Portfolio                       35,988            9.90      356,272      435,955

High Yield Portfolio                        22,474            4.80      107,825      159,936

Government and Quality Bond Portfolio       15,206           14.45      219,722      205,424

Money Market Portfolio                     289,056            1.00      289,056      289,056
                                                                     ----------   ----------
                                                                     $3,543,294   $3,148,509
                                                                     ==========   ==========


                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2000


                                                               Capital                Natural  Growth and   Strategic
                                                          Appreciation     Growth   Resources      Income Multi-Asset Multi-Asset
                                                             Portfolio  Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                                                          -----------   ---------   ---------  ---------- ----------- -----------
Investment income:
     Dividends and capital gains distributions              $  91,409   $ 122,153   $     182   $  41,427   $  67,752   $  79,550
                                                            ---------   ---------   ---------   ---------   ---------   ---------
         Total investment income                               91,409     122,153         182      41,427      67,752      79,550
                                                            ---------   ---------   ---------   ---------   ---------   ---------

Expenses:
     Mortality risk charge                                     (7,905)    (10,899)       (215)     (2,307)     (4,225)     (3,516)
     Expense risk charge                                       (3,075)     (4,239)        (84)       (897)     (1,643)     (1,367)
     Distribution expense charge                               (1,318)     (1,817)        (36)       (384)       (704)       (586)
                                                            ---------   ---------   ---------   ---------   ---------   ---------

         Total expenses                                       (12,298)    (16,955)       (335)     (3,588)     (6,572)     (5,469)
                                                            ---------   ---------   ---------   ---------   ---------   ---------

Net investment income (loss)                                   79,111     105,198        (153)     37,839      61,180      74,081
                                                            ---------   ---------   ---------   ---------   ---------   ---------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                 50,487      99,856       2,729       8,275      99,184      94,603
     Cost of shares sold                                      (25,801)    (57,214)     (2,212)     (6,198)    (94,952)    (95,299)
                                                            ---------   ---------   ---------   ---------   ---------   ---------

Net realized gains (losses) from
    securities transactions                                    24,686      42,642         517       2,077       4,232        (696)
                                                            ---------   ---------   ---------   ---------   ---------   ---------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                      405,922     502,237       4,088      75,324      27,652         469
     End of period                                            228,923     329,741       7,576      14,725     (68,684)    (79,683)
                                                            ---------   ---------   ---------   ---------   ---------   ---------

Change in net unrealized appreciation (depreciation)
    of investments                                           (176,999)   (172,496)      3,488     (60,599)    (96,336)    (80,152)
                                                            ---------   ---------   ---------   ---------   ---------   ---------

Increase (decrease) in net assets from operations           $ (73,202)  $ (24,656)  $   3,852   $ (20,683)  $ (30,924)  $  (6,767)
                                                            =========   =========   =========   =========   =========   =========

                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2000
                                   (Continued)

                                                                          Government
                                                                                 and        Money
                                                            High Yield  Quality Bond       Market
                                                             Portfolio     Portfolio    Portfolio        TOTAL
                                                            ----------  ------------    ---------    ---------
Investment income:
     Dividends and capital gains distributions               $  15,604     $  10,818    $  18,401    $ 447,296
                                                             ---------     ---------    ---------    ---------
         Total investment income                                15,604        10,818       18,401      447,296
                                                             ---------     ---------    ---------    ---------

Expenses:
     Mortality risk charge                                      (1,058)       (1,991)      (2,883)     (34,999)
     Expense risk charge                                          (412)         (775)      (1,121)     (13,613)
     Distribution expense charge                                  (176)         (332)        (481)      (5,834)
                                                             ---------     ---------    ---------    ---------

         Total expenses                                         (1,646)       (3,098)      (4,485)     (54,446)
                                                             ---------     ---------    ---------    ---------

Net investment income (loss)                                    13,958         7,720       13,916      392,850
                                                             ---------     ---------    ---------    ---------

Net realized gains (losses) from securities transactions:
     Proceeds from shares sold                                   5,508       114,654      106,305      581,601
     Cost of shares sold                                        (6,820)     (112,590)    (106,305)    (507,391)
                                                             ---------     ---------    ---------    ---------

Net realized gains (losses) from
    securities transactions                                     (1,312)        2,064            0       74,210
                                                             ---------     ---------    ---------    ---------

Net unrealized appreciation (depreciation) of investments:
     Beginning of period                                       (25,767)        4,345            0      994,270
     End of period                                             (52,111)       14,298            0      394,785
                                                             ---------     ---------    ---------    ---------

Change in net unrealized appreciation (depreciation)
    of investments                                             (26,344)        9,953            0     (599,485)
                                                             ---------     ---------    ---------    ---------

Increase (decrease) in net assets from operations            $ (13,698)    $  19,737    $  13,916    $(132,425)
                                                             =========     =========    =========    =========

                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDING
                                DECEMBER 31, 2000


                                                 Capital                       Natural     Growth and      Strategic
                                            Appreciation         Growth      Resources         Income    Multi-Asset   Multi-Asset
                                               Portfolio      Portfolio      Portfolio      Portfolio      Portfolio     Portfolio
                                            ------------    -----------    -----------    -----------    -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    79,111    $   105,198    $      (153)   $    37,839    $    61,180   $    74,081
     Net realized gains (losses) from
         securities transactions                  24,686         42,642            517          2,077          4,232          (696)
     Change in net unrealized appreciation
         (depreciation) of investments          (176,999)      (172,496)         3,488        (60,599)       (96,336)      (80,152)
                                             -----------    -----------    -----------    -----------    -----------   -----------

         Increase (decrease) in net assets
             from operations                     (73,202)       (24,656)         3,852        (20,683)       (30,924)       (6,767)
                                             -----------    -----------    -----------    -----------    -----------   -----------

From capital transactions:
     Net proceeds from units sold                  1,250          4,871              0            (27)        12,273            68
     Cost of units redeemed                      (38,373)       (58,501)        (2,395)           (78)       (90,791)      (30,393)
     Net transfers                                21,618         54,090              0         12,328              0       (26,811)
                                             -----------    -----------    -----------    -----------    -----------   -----------

         Increase (decrease) in net assets
             from capital transactions           (15,505)           460         (2,395)        12,223        (78,518)      (57,136)
                                             -----------    -----------    -----------    -----------    -----------   -----------

Increase (decrease) in net assets                (88,707)       (24,196)         1,457         (8,460)      (109,442)      (63,903)
Net assets at beginning of period                851,257      1,158,678         23,882        250,949        515,001       420,175
                                             -----------    -----------    -----------    -----------    -----------   -----------

Net assets at end of period                  $   762,550    $ 1,134,482    $    25,339    $   242,489    $   405,559   $   356,272
                                             ===========    ===========    ===========    ===========    ===========   ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                       14             60              0              0            375             0
     Units redeemed                                 (417)          (639)          (118)            (2)        (2,730)         (805)
     Units transferred                               228            624              0            301              0          (733)
                                             -----------    -----------    -----------    -----------    -----------   -----------

Increase (decrease) in units outstanding            (175)            45           (118)           299         (2,355)       (1,538)
Beginning units                                    9,745         13,472          1,188          5,938         15,318        11,399
                                             -----------    -----------    -----------    -----------    -----------   -----------

Ending units                                       9,570         13,517          1,070          6,237         12,963         9,861
                                             ===========    ===========    ===========    ===========    ===========   ===========


                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDING
                                DECEMBER 31, 2000
                                  (Continued)

                                                             Government
                                                                    and
                                              High Yield   Quality Bond   Money Market
                                               Portfolio      Portfolio      Portfolio          TOTAL
                                             -----------   ------------   ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    13,958    $     7,720    $    13,916    $   392,850
     Net realized gains (losses) from
         securities transactions                  (1,312)         2,064              0         74,210
     Change in net unrealized appreciation
         (depreciation) of investments           (26,344)         9,953              0       (599,485)
                                             -----------    -----------    -----------    -----------

         Increase (decrease) in net assets
             from operations                     (13,698)        19,737         13,916       (132,425)
                                             -----------    -----------    -----------    -----------

From capital transactions:
     Net proceeds from units sold                     (2)         1,145             (4)        19,574
     Cost of units redeemed                       (3,866)      (111,584)       (40,710)      (376,691)
     Net transfers                                 7,763              0        (61,318)         7,670
                                             -----------    -----------    -----------    -----------

         Increase (decrease) in net assets
             from capital transactions             3,895       (110,439)      (102,032)      (349,447)
                                             -----------    -----------    -----------    -----------

Increase (decrease) in net assets                 (9,803)       (90,702)       (88,116)      (481,872)
Net assets at beginning of period                117,628        310,424        377,172      4,025,166
                                             -----------    -----------    -----------    -----------

Net assets at end of period                  $   107,825    $   219,722    $   289,056    $ 3,543,294
                                             ===========    ===========    ===========    ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                        0             38              0            487
     Units redeemed                                 (156)        (3,659)        (2,057)       (10,583)
     Units transferred                               310              0         (3,156)        (2,426)
                                             -----------    -----------    -----------    -----------

Increase (decrease) in units outstanding             154         (3,621)        (5,213)       (12,522)
Beginning units                                    4,711         10,198         19,581         91,550
                                             -----------    -----------    -----------    -----------

Ending units                                       4,865          6,577         14,368         79,028
                                             ===========    ===========    ===========    ===========

                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDING
                                DECEMBER 31, 2000


                                                 Foreign        Capital                       Natural     Growth and
                                              Securities   Appreciation         Growth      Resources         Income
                                               Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                             -----------   ------------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    31,205    $    13,385    $    59,686    $       (20)   $    28,246
     Net realized gains (losses) from
         securities transactions                 (15,135)       108,741        130,597          1,769          3,350
     Change in net unrealized appreciation
         (depreciation) of investments             2,710        212,907         73,447          8,725            (58)
                                             -----------    -----------    -----------    -----------    -----------

         Increase (decrease) in net assets
             from operations                      18,780        335,033        263,730         10,474         31,538
                                             -----------    -----------    -----------    -----------    -----------

From capital transactions:
     Net proceeds from units sold                  6,507         (1,205)         6,090             11             (1)
     Cost of units redeemed                       (2,891)      (151,625)      (262,526)          (875)        (7,889)
     Net transfers                              (231,196)       202,065         14,836        (15,048)        26,658
                                             -----------    -----------    -----------    -----------    -----------

         Increase (decrease) in net assets
             from capital transactions          (227,580)        49,235       (241,600)       (15,912)        18,768
                                             -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets               (208,800)       384,268         22,130         (5,438)        50,306
Net assets at beginning of period                208,800        466,989      1,136,548         29,320        200,643
                                             -----------    -----------    -----------    -----------    -----------

Net assets at end of period                  $         0    $   851,257    $ 1,158,678    $    23,882    $   250,949
                                             ===========    ===========    ===========    ===========    ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                      395              9             88              0              0
     Units redeemed                                 (171)        (2,329)        (3,359)           (47)          (191)
     Units transferred                           (13,816)         3,212            203           (801)           704
                                             -----------    -----------    -----------    -----------    -----------

Increase (decrease) in units outstanding         (13,592)           892         (3,068)          (848)           513
Beginning units                                   13,592          8,853         16,540          2,036          5,425
                                             -----------    -----------    -----------    -----------    -----------

Ending units                                           0          9,745         13,472          1,188          5,938
                                             ===========    ===========    ===========    ===========    ===========




                                               Strategic
                                             Multi-Asset    Multi-Asset
                                               Portfolio      Portfolio
                                             -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    81,314    $    69,109
     Net realized gains (losses) from
         securities transactions                 (15,517)        11,051
     Change in net unrealized appreciation
         (depreciation) of investments            63,655        (33,515)
                                             -----------    -----------

         Increase (decrease) in net assets
             from operations                     129,452         46,645
                                             -----------    -----------

From capital transactions:
     Net proceeds from units sold                  5,154           (151)
     Cost of units redeemed                     (199,418)       (92,048)
     Net transfers                                45,476        (28,181)
                                             -----------    -----------

         Increase (decrease) in net assets
             from capital transactions          (148,788)      (120,380)
                                             -----------    -----------

Increase (decrease) in net assets                (19,336)       (73,735)
Net assets at beginning of period                534,337        493,910
                                             -----------    -----------

Net assets at end of period                  $   515,001    $   420,175
                                             ===========    ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                      189              0
     Units redeemed                               (6,561)        (2,629)
     Units transferred                             1,618           (835)
                                             -----------    -----------

Increase (decrease) in units outstanding          (4,754)        (3,464)
Beginning units                                   20,072         14,863
                                             -----------    -----------

Ending units                                      15,318         11,399
                                             ===========    ===========


                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDING
                                DECEMBER 31, 1999
                                   (Continued)

                                                                            Government
                                                                                   and
                                              High Yield   Fixed Income   Quality Bond   Money Market
                                               Portfolio      Portfolio      Portfolio      Portfolio          TOTAL
                                             -----------   ------------   ------------   ------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income (loss)            $    15,794    $     9,719    $    11,548    $    12,989    $   332,975
     Net realized gains (losses) from
         securities transactions                  (2,121)       (13,554)        10,322              0        219,503
     Change in net unrealized appreciation
         (depreciation) of investments            (8,451)          (149)       (30,680)             0        288,591
                                             -----------    -----------    -----------    -----------    -----------

         Increase (decrease) in net assets
             from operations                       5,222         (3,984)        (8,810)        12,989        841,069
                                             -----------    -----------    -----------    -----------    -----------

From capital transactions:
     Net proceeds from units sold                    (19)           405            135             (3)        16,923
     Cost of units redeemed                      (15,728)           (39)       (94,721)       (87,544)      (915,304)
     Net transfers                                     0        (84,070)        84,070        (14,635)           (25)
                                             -----------    -----------    -----------    -----------    -----------

         Increase (decrease) in net assets
             from capital transactions           (15,747)       (83,704)       (10,516)      (102,182)      (898,406)
                                             -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets                (10,525)       (87,688)       (19,326)       (89,193)       (57,337)
Net assets at beginning of period                128,153         87,688        329,750        466,365      4,082,503
                                             -----------    -----------    -----------    -----------    -----------

Net assets at end of period                  $   117,628    $         0    $   310,424    $   377,172    $ 4,025,166
                                             ===========    ===========    ===========    ===========    ===========

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
     Units sold                                        0             14              4              0            699
     Units redeemed                                 (640)            (1)        (3,101)        (4,642)       (23,671)
     Units transferred                                 0         (2,979)         2,784           (769)       (10,679)
                                             -----------    -----------    -----------    -----------    -----------

Increase (decrease) in units outstanding            (640)        (2,966)          (313)        (5,411)       (33,651)
Beginning units                                    5,351          2,966         10,511         24,992        125,201
                                             -----------    -----------    -----------    -----------    -----------

Ending units                                       4,711              0         10,198         19,581         91,550
                                             ===========    ===========    ===========    ===========    ===========

                 See accompanying notes to financial statements.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Presidential Variable Account One of Presidential Life Insurance Company (the "Separate Account") is a segregated investment account of Presidential Life Insurance Company (the "Company") which was established pursuant to New York insurance law on August 26, 1987, with units first offered for sale on May 2, 1988. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

         The Separate Account is composed of nine variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of a designated portfolio of the Anchor Series Trust (the "Trust"). The Trust is a diversified, open-end investment company, which retains an investment advisor to assist in the investment activities of the Trust. The contract holder may elect to have payments allocated to a guaranteed-interest fund of the Company (the "General Account"), which is not a part of the Separate Account. The financial statements include balances allocated by the contract holder to the nine Variable Accounts and do not include balances allocated to the General Account.

         The inception dates of the nine individual funds are the following:
         January 4, 1988 for the Natural Resources Portfolio; March 23, 1987 for the Capital Appreciation, Growth and Income, Multi-Asset and Strategic Multi-Asset Portfolios; January 2, 1986 for the High-Yield Portfolio; December 31, 1984 for the Money Market Portfolio; September 5, 1984 for the Growth and Government and Quality Bond Portfolios.

         The investment objectives and policies of the nine portfolios of the Trust are summarized below:

         The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock picking approach; may be concentrated and will generally have less investments in large company securities than the Growth Portfolio.

         The GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests primarily in core equity securities that are widely diversified by industry and company.

         The NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio using a value approach, invests primarily in equity securities of U.S. or foreign companies that are

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         expected to provide favorable returns in periods of rising inflation; at least 65% related to natural resources, such as energy, metals, mining and forest products.

         The GROWTH AND INCOME PORTFOLIO seeks high current income and long-term capital appreciation. This portfolio invests primarily (at least 65%) in core equity securities that provide the potential for growth and offer income, such as dividend-paying stocks.

         The STRATEGIC MULTI-ASSET PORTFOLIO seeks high long-term total investment return. This portfolio actively allocates the Portfolio's assets among equity securities of U.S. and foreign companies, medium and small company equity securities, global fixed income securities (including high-yield, high-risk bonds) and cash with more risk than the Multi-Asset Porfolio.

         The MULTI-ASSET PORTFOLIO seeks long-term total investment return consistent with moderate investment risk. This portfolio actively allocates the Portfolio's assets among equity securities, investment grade fixed income securities and cash with less risk than the Strategic Multi-Asset Portfolio.

         The HIGH YIELD PORTFOLIO seeks high current income and, secondarily, capital appreciation. This portfolio invests primarily (at least 65%) in high yielding, high-risk, income-producing bonds ("junk bonds") and other fixed income securities.

         The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality corporate fixed income securities.

         The MONEY MARKET PORTFOLIO seeks current income consistent with stability of principal. This portfolio invests in a diversified portfolio of money market instruments maturing in 397 days or less and maintains a dollar-weighted average portfolio maturity of not more than 90 days.

         Purchases and sales of shares of the portfolios of the Trust are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         on the ex-distribution date. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis.

         Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.


2.       CHARGES AND DEDUCTIONS

         Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

         WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is equal to 10% of aggregate purchase payments that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

         The withdrawal charge is 6% of the amount withdrawn if such withdrawal is made within six years of making the purchase payment, but will not exceed 9% of total purchase payments. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

         ANNUITY CHARGE: Contract holders may elect a lump sum payment or one of three annuity options. Option 1 provides a life income with installments guaranteed, Option 2

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


         CHARGES AND DEDUCTIONS (continued)

         provides a joint and survivor annuity, and Option 3 provides income for a specified period. No annuity charge is assessed if Option 1 or Option 2 is elected. If a Contract holder elects Option 3, an annuity charge equal to the withdrawal charge if the contract were surrendered may be applied. No annuity charge will be assessed if Option 3 is elected by a beneficiary under the death benefit.

         ANNUAL CONTRACT CHARGE: An annual contract charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The annual contract charge will be assessed on each anniversary of the issue date of the contract. In the event that a total surrender of contract value is made, the charge will be assessed as of the date of surrender without proration.

         TRANSFER FEE: A transfer fee of $25 per transaction is assessed on each transfer of funds in excess of fifteen transactions within a contract year or if a transfer is made within 30 days of the issue date of the contract.

         PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of the contract holder or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred.

         MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge of 0.90% is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide death benefits. The expense risk charge of 0.35% is compensation for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



         CHARGES AND DEDUCTIONS (continued)

         DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is designed to cover those expenses which exceed the revenues from the annual contract charge.

         SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.


3.       INVESTMENT IN ANCHOR SERIES TRUST

         The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2000 consist of the following:

                                                               Cost of Shares                Proceeds from
         Portfolio Investment                                        Acquired                  Shares Sold
         Capital Appreciation Portfolio                               114,093                       50,487
         Growth Portfolio                                             205,514                       99,856
         Natural Resources Portfolio                                      181                        2,729
         Growth and Income Portfolio                                   58,337                        8,275
         Strategic Multi-Asset Portfolio                               81,846                       99,184
         Multi-Asset Portfolio                                        111,548                       94,603
         High Yield Portfolio                                          23,361                        5,508
         Government and Quality Bond Portfolio                         11,935                      114,654
         Money Market Portfolio                                        18,189                      106,305

                        PRESIDENTIAL VARIABLE ACCOUNT ONE
                                       OF
                       PRESIDENTIAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


4.       FEDERAL INCOME TAXES

         The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

                                     PART C

                               OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements

         The following financial statements are included in Part B of the Registration Statement:


         Audited Consolidated Financial Statements of Presidential Life Corporation and subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000.

         Audited Financial Statements of Presidential Variable Account One at December 31, 2000 and for the two years then ended.


         (b)    Exhibits

         (1)   Resolution Establishing Separate Account     *
         (2)   Custody Agreements                           Not Applicable
         (3)     (a) Distribution Contracts                 *
                 (b) Selling Agreement                      *
         (4)   Variable Annuity Contract                    *
         (5)   Application for Contract                     *
         (6)   Depositor - Corporate Documents
                 (a) Certificate of Incorporation           *
                 (b) By-Laws                                *
         (7)  Reinsurance Contract                          Not Applicable
         (8)  (a) Fund Participation Agreement
         (8)  (b) Service Agreement
         (9)  Opinion of Counsel                            *
                 Consent of Counsel                         *
         (10) Consents of Independent Accountants           Filed Herewith
         (11) Financial Statements Omitted from Item 23     Not Applicable
         (12) Initial Capitalization Agreement              Not Applicable
         (13) Performance Computations                      *
         (14) Diagram and Listing of All Persons directly
              or indirectly controlled by or under common
              control with Presidential Life Insurance
              Company, the Depositor or Registrant          *
         (15) Powers of Attorney                            Filed Herewith
         (27) Financial Data Schedules                      Not Applicable


----------------------

* Previously Filed in Post-Effective Amendment 10 and Amendment 11 to this Registration Statement on April 30, 1998

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

         The officers and directors of Presidential Life Insurance Company are listed below. Their principal business address is 69 Lydecker Street, Nyack, New York 10960.


         Name                     Position
         -----                    --------
         Herbert Kurz             Chairman of the Board, Chief Executive
                                     Officer & Director
         Jerrold Scher            Senior Vice President, Actuary & Director
         Kathleen Dash            Secretary
         Donald Barnes            President & Director
         Stanley Rubin            Executive Vice President & Director
         Charles Snyder           Treasurer
         John Ferdinandi          Controller & Assistant Vice President
         Mark Abrams              Vice President
         Maria Kramer             Vice President
         Marilyn Shenn            Senior Vice President
         Joseph Monacelli         Vice President
         John Ng                  Vice President
         Kenneth B. Clark         Director
         Richard Giesser          Director
         Melvin Gold              Director
         W. Thomas Knight         Director
         Jerome Johnson           Director
         George McGovern          Director
         Paul Pape                Director
         Irving Schwartz          Director

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

                         Presidential Life Corporation
                         -----------------------------

Presidential Asset    Presidential Life    Presidential Securities    P.L. Assigned   The Central National Life
Management Company    Insurance Company    Corporation                Services,Inc.   Insurance Company of Omaha

Item 27. NUMBER OF CONTRACT OWNERS

         As of March 30, 2001, the number of Contract Owners of Presidential Variable Account One was 80, of which 45 represented Qualified Contracts and 35 represented Non-Qualified Contracts.

Item 28. INDEMNIFICATION

         So far as permitted by the laws of the State of New York, any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer or employee of the Company, or of any corporation which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorneys' fee, actually and necessarily incurred by him in connection with the defense of such action, suit, or proceeding, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, director or employee is liable for negligence or misconduct in the performance of his duties. If said action, suit or proceeding shall be settled with the approval of the Board of Directors and the Court, such director, officer or employee, upon application for payment of such indemnity, shall be entitled to such indemnity in such amount that the court shall approve as reasonable; provided, however, that in the judgment of the Board of Directors, said director, officer, or employee had not in any substantial way been derelict in the performance of his duties as charged in such action, suit or proceeding. The foregoing right to indemnification shall be in addition to other rights to which any such director, officer or employee may be entitled as a matter of law.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in such Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITER

         SunAmerica Capital Services, Inc. serves as distributor for the Registrant. Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017.

      The following are the directors and executive officers of SunAmerica Capital Services, Inc.:


         Name                              Position with Distributor
         ----                              --------------------------
         J. Steven Neamtz                  Director and President
         Robert M. Zakem                   Director, Executive Vice
                                             President, General Counsel and
                                             Assistant Secretary
         Peter A. Harbeck                  Director
         Christine A. Nixon                Secretary
         James Nichols                     Vice President
         Debbie Potash-Turner              Controller
         Lawrence M. Goldman               Assistant Secretary
         Virginia N. Puzon                 Assistant Secretary


              Net Distribution   Compensation on
Name of         Discounts and     Redemption or    Brokerage
Distributor     Commissions      Annuitization    Commissions   Commissions*
-----------   ----------------   -------------    -----------   ------------
SunAmerica          None             None            None           None
Capital
Services, Inc.

------------------
*Distribution fee is paid by Presidential Life Insurance Company

SunAmerica Capital Services, Inc. also acts as the principal underwriter to the following:

 - Variable Separate Account
 - Variable Annuity Account One
 - FS Variable Annuity Account One
 - FS Variable Separate Account
 - Variable Annuity Account Four
 - Variable Annuity Account Five
 - Variable Annuity Account Seven
 - SunAmerica Income Funds
 - SunAmerica Equity Funds
 - SunAmerica Money Market Funds, Inc.
 - Style Select Series, Inc.


SunAmerica Strategic Investment Series, Inc.



Item 30. LOCATION OF ACCOUNTS AND RECORDS

         Presidential Life Insurance Company, the Depositor for the Registrant, is located at 69 Lydecker Street, Nyack, New York 10960. SunAmerica Capital Services, Inc., is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by each pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.


Item 31. MANAGEMENT SERVICES

         Not Applicable.


Item 32. UNDERTAKINGS

         Registrant undertakes to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted. Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional

Information, or (2) a written communication in the Prospectus that the Applicant can remove to send for a Statement of Additional Information. Registrant also undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.



Item 33. Representation

(a) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

     1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

     3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
         Section 403(b)(11) to the attention of the potential participants;

     4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

(b) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: The Company represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable, in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Nyack, and the State of New York, on this 25th day of April, 2001.


                          PRESIDENTIAL VARIABLE ACCOUNT ONE
                                  (Registrant)

                          By: PRESIDENTIAL LIFE INSURANCE COMPANY
                                  (Depositor)


                          By: /s/ HERBERT KURZ
                              -----------------------------------
                                  Herbert Kurz
                                  Principal Executive Officer

         As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


SIGNATURES                TITLE                             DATE
----------                -----                             ----
/s/ HERBERT KURZ          Chairman of the Board, Chief     April 25, 2001
-----------------------   Executive Officer and Director
    Herbert Kurz          (Principal Executive Officer)


    CHARLES SNYDER*       Treasurer                        April 25, 2001
-----------------------   (Principal Financial Officer)
    Charles Snyder


    STANLEY RUBIN*        Executive Vice President         April 25, 2001
-----------------------   and Director
    Stanley Rubin


    JERROLD SCHER*        Senior Vice President,
-----------------------   Chief Actuary and Director       April 25, 2001
    Jerrold Scher

/s/ JOHN FERDINANDI       Controller and Assistant
-----------------------   Vice President                   April 25, 2001
John Ferdinandi

    Donald Barnes*        President and Director           April 25, 2001
------------------------
    Donald Barnes


    Kenneth B. Clark*     Director                         April 25, 2001
------------------------
    Kenneth B. Clark


    Richard Giesser*      Director                         April 25, 2001
------------------------
    Richard Giesser


    Melvin Gold*          Director                         April 25, 2001
------------------------
    Melvin Gold


    Jerome Johnson*       Director                         April 25, 2001
------------------------
    Jerome Johnson


    W. THOMAS KNIGHT*     Director                         April 25, 2001
------------------------
    W. Thomas Knight

    Paul Pape*            Director                         April 25, 2001
------------------------
    Paul Pape


    Irving Schwartz*      Director                         April 25, 2001
------------------------
    Irving Schwartz



*By: /s/ HERBERT KURZ     Attorney-in-Fact
     -------------------
         Herbert Kurz



Date: April 25, 2001

                                 EXHIBIT INDEX


Exhibit          Description
-------          -----------
(10)             Consents of Independent Accountants
(15)             Power-of-Attorney
